AUDITED STATUTORY - BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York For the Years Ended December 31, 2024, 2023 and 2022 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2024, 2023 and 2022

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

Opinion

We have audited the statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2024, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 10, 2025

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATUTORY-BASIS BALANCE SHEETS

	December 31,
(in millions)	2024	2023
Admitted assets
Cash and invested assets:
Bonds	$6,284	$6,116
Stocks:
Preferred stocks	15	17
Common stocks	26	82
Mortgage loans on real estate	546	588
Real estate:
Investment properties	163	247
Cash, cash equivalents and short-term investments	28	54
Policy loans	217	194
Derivatives	353	341
Receivable for collateral on derivatives	7	—
Receivable for securities	1	—
Other invested assets	629	731

Total cash and invested assets	8,269	8,370
Investment income due and accrued	81	77
Premiums due	5	4
Amounts recoverable from reinsurers	33	37
Funds held by or deposited with reinsured companies	678	703
Net deferred tax asset	94	92
Other reinsurance receivable	21	30
Amounts due from affiliates	469	324
Other assets	15	6
Assets held in separate accounts	8,460	8,024

Total admitted assets	18,125	17,667

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATUTORY-BASIS BALANCE SHEETS

	December 31,
(in millions)	2024	2023
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$6,426	$6,538
Policyholders’ and beneficiaries’ funds	190	197
Dividends payable to policyholders	13	10
Policy benefits in process of payment	24	28
Other amount payable on reinsurance	50	56
Other policy obligations	1	—

Total policy and contract obligations	6,704	6,829
Payable to parent and affiliates	12	18
Transfers to (from) separate account due or accrued, net	(12)	(13)
Asset valuation reserve	89	179
Reinsurance in unauthorized companies	91	40
Funds withheld from unauthorized reinsurers	284	314
Interest maintenance reserve	507	531
Current federal income taxes payable	31	5
Derivatives	250	208
Payables for collateral on derivatives	66	61
Payables for securities	16	2
Other general account obligations	70	58
Obligations related to separate accounts	8,460	8,024

Total liabilities	16,568	16,256
Capital and surplus:
Common stock (par value $ 1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2024 and 2023)	2	2
Paid-in surplus	913	913
Unassigned surplus	642	496

Total capital and surplus	1,557	1,411

Total liabilities and capital and surplus	18,125	17,667

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF OPERATIONS

	Years Ended December 31,
(in millions)	2024	2023	2022
Premiums and other revenues:
Life and annuity premiums, net	$907	$919	$(223)
Consideration for supplementary contracts with life contingencies	16	16	8
Net investment income	358	332	353
Amortization of interest maintenance reserve	22	21	23
Commissions and expense allowance on reinsurance ceded	27	28	(40)
Reserve adjustment on reinsurance ceded	(146)	(116)	1,128
Separate account administrative and contract fees	98	94	97
Other revenue	24	29	26

Total premiums and other revenues	1,306	1,323	1,372
Benefits paid or provided:
Death, surrender and other contract benefits, net	1,359	1,357	1,347
Annuity benefits	96	94	134
Disability benefits	2	2	1
Interest and adjustments on policy or deposit-type funds	5	2	7
Payments on supplementary contracts with life contingencies	9	7	7
Increase (decrease) in life and annuity reserves	(110)	(64)	3

Total benefits paid or provided	1,361	1,398	1,499
Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	49	49	53
General expenses	35	39	38
Insurance taxes, licenses and fees	12	12	15
Net transfers to (from) separate accounts	(537)	(426)	(262)
Investment income ceded	32	50	15
Other (income) deductions	(67)	(102)	(197)

Total insurance expenses and other deductions	(476)	(378)	(338)
Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	421	303	211
Dividends to policyholders	15	14	11

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	406	289	200
Federal income tax expense (benefit)	11	(32)	29

Income (loss) from operations before net realized capital gains (losses)	395	321	171
Net realized capital gains (losses)	(94)	(22)	42

Net income (loss)	$301	$299	$213

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balances at January 1, 2022	$2	$913	$405	$1,320
Net income (loss)			213	213
Change in net unrealized capital gains (losses)			(141)	(141)
Change in net deferred income tax			(8)	(8)
Decrease (increase) in non-admitted assets			(17)	(17)
Change in liability for reinsurance in unauthorized companies			(87)	(87)
Decrease (increase) in asset valuation reserves			11	11
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			30	30

Balances at December 31, 2022	2	913	306	1,221
Net income (loss)			299	299
Change in net unrealized capital gains (losses)			(40)	(40)
Change in net deferred income tax			(38)	(38)
Decrease (increase) in non-admitted assets			(3)	(3)
Change in liability for reinsurance in unauthorized companies			70	70
Decrease (increase) in asset valuation reserves			8	8
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			(6)	(6)

Balances at December 31, 2023	2	913	496	1,411
Net income (loss)			301	301
Change in net unrealized capital gains (losses)			(71)	(71)
Change in net deferred income tax			(14)	(14)
Decrease (increase) in non-admitted assets			(3)	(3)
Change in liability for reinsurance in unauthorized companies			(51)	(51)
Decrease (increase) in asset valuation reserves			90	90
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			(6)	(6)

Balances at December 31, 2024	2	913	642	1,557

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF CASH FLOW

	Years Ended December 31,
(in millions)	2024	2023	2022
Operations
Premiums and other considerations collected, net of reinsurance	$922	$936	$937
Net investment income received	360	330	371
Separate account fees	98	94	97
Commissions and expenses allowance on reinsurance ceded	21	22	(10)
Miscellaneous income	50	43	41
Benefits and losses paid	(1,621)	(1,595)	(1,481)
Net transfers from (to) separate accounts	539	428	265
Commissions and expenses (paid) recovered	(56)	(14)	73
Dividends paid to policyholders	(12)	(9)	(12)
Federal and foreign income and capital gain taxes (paid) recovered	(9)	(15)	(26)

Net cash provided by operating activities	292	220	255
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	270	482	1,438
Stocks	52	10	3
Mortgage loans on real estate	71	56	87
Other invested assets	93	73	107
Derivatives	—	11	76

Total investment proceeds	486	632	1,711
Cost of investments acquired:
Bonds	441	436	1,847
Stocks	4	24	—
Mortgage loans on real estate	32	21	52
Real estate	10	10	10
Other invested assets	20	50	26

Total cost of investments acquired	507	541	1,935
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	11	(48)	80
Net (increase) decrease in policy loans	(23)	(56)	(3)

Net cash provided by (used in) investment activities	(33)	(13)	(147)
Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(7)	(12)	(11)
Repurchase Agreements	(16)	(31)	31
Dividend paid to parent	(100)	(100)	(100)
Other cash provided (applied)	(162)	(83)	28

Net cash provided by (used in) financing and miscellaneous activities	(285)	(226)	(52)
Net increase (decrease) in cash, cash equivalents and short-term investments	(26)	(19)	56
Cash, cash equivalents and short-term investments at beginning of year	54	73	17

Cash, cash equivalents and short-term investments at end of year	$28	$54	$73

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Insurance Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, and financial planners. The Company also offers a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Under a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Insurance Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered other-than-temporary when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (e.g., collateralized mortgage obligations) are adjusted for changes in prepayment assumptions on the related accretion of discounts or amortization of premiums using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and those with NAIC designations of 3-6, which are valued using the prospective method. If a decline in fair value is determined to be other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, with significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, with no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first-in, first-out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate the Company intends to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet hedge accounting criteria are accounted for consistently with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments entered into for other hedging purposes, known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) carried based on the underlying audited GAAP equity, except for affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, generally on a three- month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. Interest rate swaps and swaptions supporting our Variable Annuities dynamic hedging program are not in an accounting hedge relationship and any realized capital gains (losses) on these sold interest rate swaps and swaptions are not deferred to IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2024, 2023, and 2022, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Variable Trust Advisers LLC (“JHVTA”) (formerly John Hancock Investment Management Services, LLC), an affiliated company, other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent of Financial Services.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

•	At December 31, 2024 and 2023, the Company held reserves of $400 million and $600 million, respectively, as a result of asset adequacy testing (“AAT”).

•	Reserves for most individual life insurance policies, written prior to 2021, are determined based on prescribed interest rates, mortality tables and valuation methods.

•

Reserves for individual life insurance policies, written since January 1, 2021, and as well as certain term policies written prior to that date, and reserves for all variable annuities are determined using principle-base reserve (“PBR”) methods and assumptions as defined in NY Insurance Regulation 213 (“Reg 213”).

•	Reserves for other annuity and supplementary contracts with life contingency, are determined based on prescribed interest rates, mortality tables and valuation methods.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2024 and 2023. Reserves at December 31, 2024 and 2023 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•	Reserves for variable deferred annuity contracts are calculated in accordance with NY DFS Reg 213 §103.6.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Funds held by or deposited with reinsured companies: Under certain reinsurance agreements, the Company allows the ceding insurer to retain funds that would otherwise be remitted to the Company. These arrangements are designed to secure the ceding company’s obligations. Interest accrues on the funds held by or deposited with reinsurer at rates specified in the reinsurance contracts and is recognized as Other (income) deductions in the Company’s Statements Operations. The Company assesses the creditworthiness of ceding insurers and monitors the collectability of these assets, establishing guidance based on admissibility for uncollectible amounts when necessary.

Funds held under coinsurance: Under certain reinsurance agreements, the Company retains funds that would otherwise be remitted to the reinsurer. These arrangements allow the Company to secure obligations due from the reinsurer. Interest accrues on the funds held under coinsurance in the reinsurance contracts and is recognized as Other (income) deductions in the Company’s Statements of Operations. The Company evaluates the creditworthiness of reinsurers and assesses the collectability of any associated receivables, establishing guidance based on admissibility for uncollectible amounts when necessary.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income, and realized investment and other gains (losses), which were ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of the effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 13% and 13% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2024 and 2023, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole life, term life, universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Premium deficiency reserves: The Company does not utilize anticipated investment income as a factor in its premium deficiency calculation. The Company did not record a premium deficiency reserve for the years ended December 31, 2024 and 2023.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed based on past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported in income unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method with estimates of future mortality, morbidity, persistency and interest; (j) reserves ceded under reinsurance contracts, unearned

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) under the Current Expected Credit Loss (“CECL”) model, expected credit losses for financial assets, including mortgage loans, real estate, policy loans, and receivables, are estimated over the life of the assets and reported in income. CECL requires entities to consider historical experience, current conditions, and reasonable forecasts to estimate these losses; (m) for held to maturity bonds, the entire expected credit loss is recognized through earnings and the allowance for credit losses (“ACL”). For available for sale bonds, credit losses are recognized through earnings and ACL, limited to the difference between the bond’s amortized cost and its fair value, with non-credit losses reflected in other comprehensive income; (n) surplus notes would be reported as liabilities; (o) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (p) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, and would generally be capitalized and amortized based on profit emergence over the expected life of the policies or the premium payment period; (q) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income; and (r) lease liabilities would be recognized for future cash flows of leases, with offsetting right-of-use assets.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York. The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2024 and 2023, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

During August 2023, the NAIC adopted INT 23-01T — Net Negative (Disallowed) Interest Maintenance Reserve (“IMR”) (“INT 23-01T”). INT 23-01T provides optional, limited-term guidance for the assessment of net negative (disallowed) IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted net negative (disallowed) IMR. An insurer will only be able to admit the negative IMR if the insurer’s risk-based capital (“RBC”) is over 300% authorized control level after adjusting to remove the assets described above. As adopted, negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and non-insulated accounts. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also reversed to IMR (as liabilities) and amortized, there is no exclusion for derivatives losses. INT 23-01T was adopted by the Company in August 2023 and will be effective through December 31, 2025. The adoption of this guidance had no impact as of December 31, 2024 and 2023.

In September 2023, the NAIC adopted INT 23-03—Inflation Reduction Act – Corporate Alternative Minimum Tax (“CAMT”) (“INT 23-03”) for periods on and after year-end 2023. INT 23-03 provides guidance for: 1) Companies not required to perform the CAMT calculation; 2) Companies required to do the CAMT calculation and may or may not have to pay CAMT, and 3) Companies that must perform the CAMT calculation, but have a tax sharing agreement that excludes them from paying CAMT. INT 23-03 follows existing guidance in SSAP No. 101—Income Taxes to the extent practicable for the CAMT, includes disclosure requirements, and provides transition guidance including allowing reliance on unapproved tax sharing agreements filed by year end, with domiciliary Department of Insurance consent. The adoption of this guidance did not have a material impact on the Company’s financial position, results of operations, or financial statement disclosures.

On August 10, 2022, the NAIC adopted the amendments to Statement of Statutory Accounting Principles (“SSAP”) No. 86, Derivatives, after interested parties submitted comments in favor of them. This adoption created Exhibit A, which accepts U.S. GAAP guidance with modifications for assessing hedge efficacy, and SSAP No. 86, which contains measurement technique instructions for excluded components. These changes were effective beginning January 1, 2023, and early adoption was permitted. This was adopted by the Company in 2023 and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In May 2022, the Group Capital Calculation (“GCC”) Working Group of the NAIC adopted the 2022 GCC Instructions and Template which was used by a number of states for year-end 2022 filings. This comes after the NAIC had previously adopted the initial GCC Instructions and Template in November 2020 along with revisions to NAIC Model Law #440, Insurance Holding Company System Regulatory Act, and Model Law #450, the Insurance Holding Company System Model Regulation with Reporting Forms and Instructions. The amendments to the models provide legislative language for states use in enabling the GCC. The purpose of the calculation is to provide additional analytical information to the lead state supervisor in charge of a group. As a wholly owned subsidiary of MFC subject to the supervision of the group’s activities on a consolidated basis, including capital adequacy, by the Canadian Insurance Regulator, the Office of the Superintendent of Financial Institutions (“OSFI”), the Company is not subject to these new capital calculations.

In April 2022, the NAIC adopted non-substantive revisions to the SSAP No. 43R, Loan-Backed and Structured Securities, to reflect updated NAIC designation/NAIC designation category guidance adopted by the Valuation of Securities (E) Task Force (“VOSTF”) in October 2021 to the Purposes and Procedures Manual of the NAIC Investment Analysis Office, for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The updated instructions designate that 1) modeled RMBS/CMBS tranches that do not have expected losses will be assigned an NAIC 1 Designation and a NAIC 1.A. Designation Category, and 2) financial modeling for “legacy” RMBS/CMBS securities (those that closed prior to January 1, 2013), shall continue to utilize the insurer’s carrying value for said modeling. Adoption of the new guidance happened in the ordinary course of the Company’ operations and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Future Adoption of New Accounting Standards

In August 2023, the NAIC adopted revisions to SSAP No. 26R—Bonds, SSAP No. 43R—Loan-Backed and Structured Securities, and other related SSAPs as part of its principle-based bond definition project (the “Bond Project”). This adoption marks a significant milestone in the Bond Project, initiated in October 2020, to develop a principle-based bond definition for determining whether securities qualify for reporting on Schedule D, Part 1. Under the new bond definition, bonds are classified as either an “issuer credit obligation” or an “asset-backed security.” An “issuer credit obligation” is defined as a bond where repayment is supported by the general creditworthiness of an operating entity, while an “asset-backed security” is defined as a bond issued by an entity created primarily to raise capital through debt backed by financial assets. The revisions to SSAP No. 26R incorporate the principle-based bond definition, and SSAP No. 43R provides updated accounting and reporting guidance for investments that qualify as asset-backed securities under the new bond definition. Following the adoption of these revisions, investments that do not qualify as bonds will no longer be permitted to be reported as bonds on Schedule D, Part 1, with no grandfathering for existing investments that do not meet the revised criteria. However, certain accommodations may be made to prevent undue hardship for reporting entities complying with the new guidance. The revisions will be effective January 1, 2025. The adoption of this guidance will not have a material impact on the Company’s financial position, results of operations, or financial statement disclosures.

In March 2024, the NAIC adopted Ref #2024-11, which includes revisions to SSAP No. 101- Income Taxes to incorporate Accounting Standards Update (“ASU”) 2023-09. These revisions involve adding certain disclosures and removing one existing disclosure to conform with the ASU. This adoption aims to align income tax reporting with the latest accounting standards. The added disclosures provide detailed information on the components of income tax expense, deferred tax assets and liabilities, and the valuation allowance, helping users of financial statements understand the tax positions and potential future tax benefits or obligations of the Company. The revisions will be effective January 1, 2025, and will not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2024, the NAIC adopted revisions to SSAP No. 26R—Bonds, SSAP No. 30R—Unaffiliated Common Stock, SSAP No. 32R—Preferred Stock, SSAP No. 43R—Asset-Backed Securities, and SSAP No. 48—Joint Ventures, Partnerships, and Limited Liability Companies to incorporate consistency revisions for residual interests, ensuring all SSAPs refer to SSAP No. 21R for the formal definition and accounting and reporting guidance for residual interests. The changes also emphasize the requirement for substantive credit enhancements within the structure that absorb losses before the debt instrument being evaluated would absorb losses, applying to both issuer credit obligations and asset-backed securities. The revisions will be effective January 1, 2025, to align with the principles-based bond definition’s effective date. Changes resulting from the adoption of these revisions will be accounted for as a change in accounting principle in accordance with SSAP No. 3—Accounting Changes and Corrections of Errors. The adoption of this guidance will not have a material impact on the Company’s financial position, results of operations, or financial statement disclosures.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2024, 2023 and 2022.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

(in millions)	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2024:
U.S. government and agencies	$3,022	$1	$(1,046)	$1,977
States and political subdivisions	143	—	(28)	115
Foreign governments	42	13	(3)	52
Corporate bonds	2,818	11	(421)	2,408
Mortgage-backed and asset-backed securities	259	1	(24)	236

Total bonds	$6,284	$26	$(1,522)	$4,788

December 31, 2023:
U.S. government and agencies	$2,851	$—	$(850)	$2,001
States and political subdivisions	148	1	(23)	126
Foreign governments	43	14	(3)	54
Corporate bonds	2,783	23	(344)	2,462
Mortgage-backed and asset-backed securities	291	2	(22)	271

Total bonds	$6,116	$40	$(1,242)	$4,914

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2024, by contractual maturity, is as follows:

(in millions)	Carrying Value	Fair Value
Due in one year or less	$297	$292
Due after one year through five years	576	564
Due after five years through ten years	743	696
Due after ten years	4,409	3,000
Mortgage-backed and asset-backed securities	259	236

Total	$6,284	$4,788

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
(in millions)	2024	2023
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$8	$2
Bonds and cash pledged in support of exchange-traded futures	6	8
Bonds and cash pledged in support of cleared interest rate swaps	40	39

Total fair value	$54	$49

At carrying value:
Bonds on deposit with government authorities	$—	$—
Bonds held in trust	—	—
Pledged collateral under reinsurance agreements	—	—

Total carrying value	$—	$—

At December 31, 2024 and 2023, the Company held below investment grade corporate bonds of $81 million and $104 million, with an aggregate fair value of $62 million and $87 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2024 and 2023, the Company had no Other-Than-Temporary Impairments (OTTI) for loan-backed and structured securities.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2024:
U.S. government and agencies	$193	$(7)	$1,778	$(1,039)	$1,971	$(1,046)
States and political subdivisions	17	(1)	96	(27)	113	(28)
Foreign governments	1	—	6	(3)	7	(3)
Corporate bonds	470	(13)	1,574	(408)	2,044	(421)
Mortgage-backed and asset-backed securities	29	(1)	148	(23)	177	(24)

Total	$710	$(22)	$3,602	$(1,500)	$4,312	$(1,522)

	Less than 12 months		12 months or more		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2023:
U.S. government and agencies	$88	$(1)	$1,893	$(849)	$1,981	$(850)
States and political subdivisions	—	—	106	(23)	106	(23)
Foreign governments	—	—	7	(3)	7	(3)
Corporate bonds	112	(3)	1,827	(341)	1,939	(344)
Mortgage-backed and asset-backed securities	14	—	172	(22)	186	(22)

Total	$214	$(4)	$4,005	$(1,238)	$4,219	$(1,242)

At December 31, 2024 and 2023, there were 635 and 588 bonds that had a gross unrealized loss of which the single largest unrealized loss was $417 million and $342 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
(in millions)	2024	2023	2022
Proceeds	$172	$492	$1,280
Realized gross gains	2	1	3
Realized gross losses	(4)	(10)	(42)

For the years ended December 31, 2024 and 2023, realized capital losses include $0 million and $0 million related to bonds that had experienced an other-than-temporary decline in value and were comprised of 0 and 0 securities, respectively.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2024 and 2023.

Affiliate Transactions

In 2024, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Limited (“MRBL”), for $30 million.

In 2024, the Company acquired at fair value, certain bonds from an affiliate, John Hancock Reassurance Company Ltd. (“JHRECO”), for $46 million.

In 2022, the Company sold certain bonds to an affiliate, JHUSA. These bonds had a book value of $185 million and fair value of $161 million. The Company recognized $24 million in pre-tax realized losses before transfer to the IMR.

In 2022, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $124 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follows:

(in millions)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2024:
Preferred stocks:
Nonaffiliated	$8	$7	$—	$15
Common stocks:
Nonaffiliated	32	—	(6)	26

Total stocks	$40	$7	$(6)	$41

(in millions)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2023:
Preferred stocks:
Nonaffiliated	$8	$9	$—	$17
Common stocks:
Nonaffiliated	64	18	—	82

Total stocks	$72	$27	$—	$99

At December 31, 2024 and 2023, there were 4 and 9 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $6 million and $0 million at December 31, 2024 and 2023, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2024, 2023 and 2022, realized capital losses include $0 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 0, 0, and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Mortgage Loans on Real Estate

At December 31, 2024 and 2023, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2024:

Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$228	East North Central	$24
Industrial	80	East South Central	8
Office buildings	92	Middle Atlantic	130
Retail	92	Mountain	10
Agricultural	—	New England	19
Agribusiness	—	Pacific	237
Mixed use	—	South Atlantic	47
Other	58	West North Central	34
Allowance	(4)	West South Central	41
		Canada / Other	—
		Allowance	(4)

Total mortgage loans on real estate	$546	Total mortgage loans on real estate	$546

December 31, 2023:

Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$222	East North Central	$26
Industrial	77	East South Central	8
Office buildings	113	Middle Atlantic	147
Retail	113	Mountain	41
Agricultural	—	New England	14
Agribusiness	1	Pacific	228
Mixed use	—	South Atlantic	47
Other	63	West North Central	36
Allowance	(1)	West South Central	42
		Canada / Other	—
		Allowance	(1)

Total mortgage loans on real estate	$588	Total mortgage loans on real estate	$588

At December 31, 2024, the aggregate mortgages outstanding to any one borrower do not exceed $23 million.

During 2024, the respective maximum and minimum lending rates for mortgage loans issued were 6.32% and 4.66% for commercial loans. The Company issued no agricultural loans during 2024 or 2023. The Company issued no purchase money mortgages in 2024 or 2023. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $6 million and $0 million at December 31, 2024 and 2023, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2024, 2023 and 2022, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows the age analysis of mortgage loans aggregated by type:

(in millions)	Farm	Residential	Commercial	Mezzanine	Total
December 31, 2024:
Recorded Investment
a. Current	$—	$—	$549	$—	$549
30 - 59 Days Past Due	—	—	—	—	—
60 - 89 Days Past Due	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
b. Recorded Investment	—	—	—	1	1
December 31, 2023:
Recorded Investment
Current	$1	$—	$587	$1	$589
30 - 59 Days Past Due	—	—	—	—	—
60 - 89 Days Past Due	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
b. Recorded Investment	—	—	—	—	—

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2024 and 2023. The Company was not a participant or co-lender in a mortgage loan agreement in 2024 and 2023.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
(in millions)	2024	2023
AAA	$—	$—
AA	216	219
A	198	193
BBB	117	164
BB	9	12
B and lower and unrated	6	—

Total	$546	$588

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
(in millions)	2024	2023
Properties occupied by the company	$—	$—
Properties held for the production of income	135	300
Properties held for sale	59	—
Less accumulated depreciation	(31)	(53)

Total	$163	$247

At December 31, 2024, the Company had one commercial office real estate property held for sale. The Company owns 94% of the commercial real estate held for sale investment and JHLH owns the remaining 6%. Properties that the Company has the intent to sell are reported at the lower of depreciated cost or fair value, net of related obligations. The Company expects to dispose of the property by sale in the first quarter of 2025.

The Company recorded $88 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2024, 2023 and 2022, respectively. The impairment is on the commercial real estate property held for sale noted above. The Company has a process in place to identify real estate properties that could potentially have an impairment. The process involves comparing market values to the book value on a quarterly basis, monitors for market value deficiency and applies an undiscounted cash flow test to those properties with market value deficiencies. Impairment losses are recognized in Net realized capital gains (losses) on the Summary of Operations.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2024 and 2023.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $0 million, $0 million, and $8 million of impairments on partnerships and LLCs in 2024, 2023, and 2022, respectively. Any impairment is based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2024 and 2023.

The Company enters into bilateral repurchase agreements for operational funding and to meet short-term liquidity funding requirements. The carrying value of the transferred assets and obligations related to their repurchase, which approximate fair value, are $16 million and $0 million as of December 31, 2024 and 2023, respectively. Securities transferred under the repurchase agreement are classified as NAIC 1 bonds and cash collateral was received. The Company has established a liability to return collateral received as part of the transaction.

The Company enters into bilateral reverse repurchase agreements to meet short-term funding requirements and to generate interest income. As of December 31, 2024 and 2023, the Company had $16 million and $0 million of reverse repurchase agreements which are recorded as cash equivalents. The Company has a recognized receivable to return collateral as part of reverse repurchase agreement transaction.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Income:
Bonds	$191	$191	$177
Preferred stocks	—	—	—
Common stocks	2	—	—
Mortgage loans on real estate	25	24	30
Real estate	35	33	35
Policy loans	11	10	6
Cash, cash equivalents and short-term investments	23	16	5
Other invested assets	106	90	119
Derivatives	15	16	28
Other income	(2)	(4)	(2)

Total investment income	406	376	398
Expenses
Investment expenses	(38)	(35)	(36)
Investment taxes, licenses and fees, excluding federal income taxes	(4)	(4)	(4)
Investment interest expense	—	—	—
Depreciation on real estate and other invested assets	(6)	(5)	(5)

Total investment expenses	(48)	(44)	(45)

Net investment income	$358	$332	$353

Other invested assets above represent income earned from the Company’s investment in JHVTA.

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended December 31,
(in millions)	2024	2023	2022
Realized capital gains (losses)	$(72)	$9	$(14)
Less amount transferred to the IMR (net of related tax benefit (expense) of $0 in 2024, $2 in 2023, and $13 in 2022)	(1)	(7)	(49)

Realized capital gains (losses) before tax	(71)	16	35
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	23	38	(7)

Net realized capital gains (losses)	$(94)	$(22)	$42

Net Negative (Disallowed) IMR

At December 31, 2024 and 2023, the Company had no net negative (disallowed) IMR balance.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships and other hedging relationships:

	December 31, 2024
(in millions)	Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges Interest rate swaps	$142	$1	$—	$30	$—
Cash flow hedges Interest rate swaps	—	—	—	—	—

Total Derivatives in Effective Hedge Accounting Relationships	$142	$1	$—	$30	$—

Other Hedging Relationships
Interest rate swaps	$6,422	$349	$249	$349	$249
Interest rate futures	28	—	—	—	—
Equity index options	259	3	1	3	1
Equity index futures	47	—	—	—	—
Forwards	—	—	—	—	—

Total Derivatives in Other Hedging Relationships	$6,756	$352	$250	$352	$250

Total Derivatives	$6,898	$353	$250	$382	$250

	December 31, 2023
(in millions)	Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges Interest rate swaps	$142	$2	$—	$24	$—
Cash flow hedges Interest rate swaps	—	—	—	—	—

Total Derivatives in Effective Hedge Accounting Relationships	$142	$2	$—	$24	$—

Other Hedging Relationships
Interest rate swaps	$6,350	$336	$207	$336	$207
Interest rate futures	37	—	—	—	—
Equity index options	179	3	—	3	—
Equity index futures	64	—	—	—	—
Forwards	1	—	1	—	1

Total Derivatives in Other Hedging Relationships	$6,631	$339	$208	$339	$208

Total Derivatives	$6,773	$341	$208	$363	$208

Hedging Relationships

The Company does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2024, 2023 and 2022, the Company recorded net unrealized gains/(losses) of $0 million, $0 million, and $0 million, respectively related to derivatives that no longer qualify for hedge accounting.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2024, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 0 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges). The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company has certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”), guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”) and retirement plan services (“RPS”) – Guaranteed Income for Life (“GIFL”) benefit. These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB, GMDB, GMIB and RPS GIFL guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Standard & Poor’s 500 (“S&P”), Russell 2000, and MSCI EAFE indices), and U.S. Treasury futures to match the sensitivities of the GMWB, GMDB, GMIB and RPS GIFL liabilities to the market risk factors.

The Company deferred net realized gains (losses) of $0 million, $0 million, and $0 million (including $0 million, $0 million, and $0 million of gains (losses) for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2024, 2023 and 2022, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2024, 2023 and 2022 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
(in millions)	2024	2023	2022
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(30)	$(33)	$(227)
Interest rate futures	2	(1)	—
Equity index options	—	5	(5)
Equity index futures	3	(3)	6
Forwards	1	(2)	—

Total net unrealized capital gain (loss)	$(24)	$(34)	$(226)

Net realized capital gain (loss):
Interest rate swaps	$—	$21	$(6)
Interest rate futures	—	2	26
Equity index options	5	1	(3)
Equity index futures	(10)	(9)	52
Forwards	(1)	—	—

Total net realized capital gain (loss)	$(6)	$15	$69

Total gain (loss) from derivatives in other hedging relationships	$(30)	$(19)	$(157)

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2024 and 2023, the Company had accepted collateral consisting of cash of $66 million and $61 million and various securities with a fair value of $97 million and $132 million, respectively, which are held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2025	$10
2026	—
2027	—
2028	—
Thereafter	—

Total Future Settled Premiums	$10

(in millions)	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
Prior Year	$8	$3	$10
Current Year	$10	$2	$12

Other

The Company was a guarantor on a joint venture arrangement with Enviva Holdings (“Enviva”), a U.S. wood pellet provider. The guarantee was set to end in December 2034 with an escalating cap. The Company was indemnified by Enviva under the guarantee; should Enviva not be able to uphold the indemnity agreement, the Company was subject to pay the lesser of the guaranteed cap or the excess of market pricing over contracted pricing to fulfill the total contracted volume.

At inception in 2017 when the joint venture was formed, the risk of the Company making guarantee payments was extremely low, therefore no liability was established. A monitoring materiality threshold was set and if breached a derivative liability would be recognized. Due to an unexpected decline in financial performance of Enviva in 2023, the chance that the Company would have to pay on the guarantee increased. Therefore, a liability (loss) of $2 million was recognized on the balance sheet as of December 31, 2023. The Enviva guarantee is classified as a Forward—Other Derivative. This liability (loss) was unwound as of December 31, 2024 due to the guarantee being discharged as part of Enviva’s Chapter 11 Bankruptcy settlement agreement.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets and liabilities.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate –The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Short-Term Investments – Short-term investments are reported at amortized cost which approximates fair value.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Cash and Cash equivalents

The carrying values for cash and cash equivalents approximate their fair value due to the short-term maturities of these instruments.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2024
(in millions)	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$—	$—	$—	$—	$—	$—
Loan-backed and structured securities	—	—	—	—	—	—

Total bonds with NAIC 6 rating	—	—	—	—	—	—
Preferred stocks:
Industrial and misc	15	15	—	—	15	—

Total preferred stocks	15	15	—	—	15	—
Common stocks:
Industrial and misc	26	26	21	—	5	—

Total common stocks	26	26	21	—	5	—
Cash and cash equivalents	23	23	23	—	—	—
Derivatives:
Interest rate swaps	349	349	—	349	—	—
Interest rate treasury locks	—	—	—	—	—	—
Interest rate options	—	—	—	—	—	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	—	—	—	—	—	—
Foreign currency forwards	—	—	—	—	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	—	—	—	—	—	—
Equity index options	3	3	—	3	—	—
Equity index futures	—	—	—	—	—	—
Credit default swaps	—	—	—	—	—	—

Total derivatives	352	352	—	352	—	—
Assets held in separate accounts	8,460	8,460	8,460	—	—	—

Total assets	$8,876	$8,876	$8,504	$352	$20	$—

Liabilities:
Derivatives:
Interest rate swaps	$249	$249	$—	$249	$—	$—
Interest rate treasury locks	—	—	—	—	—	—
Interest rate options	—	—	—	—	—	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	—	—	—	—	—	—
Foreign currency forwards	—	—	—	—	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	—	—	—	—	—	—
Equity index options	1	1	—	1	—	—
Equity index futures	—	—	—	—	—	—
Forward contracts	—	—	—	—	—	—

Total derivatives	250	250	—	250	—	—
Liabilities held in separate accounts	8,460	8,460	8,460	—	—	—

Total liabilities	$8,710	$8,710	$8,460	$250	$—	$—

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2023
(in millions)	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$—	$—	$—	$—	$—	$—
Loan-backed and structured securities	—	—	—	—	—	—

Total bonds with NAIC 6 rating	—	—	—	—	—	—
Preferred stocks:
Industrial and misc	17	17	—	—	17	—

Total preferred stocks	17	17	—	—	17	—
Common stocks:
Industrial and misc	82	82	68	—	14	—

Total common stocks	82	82	68	—	14	—
Cash and cash equivalents	54	54	54	—	—	—
Derivatives:
Interest rate swaps	336	336	—	336	—	—
Interest rate treasury locks	—	—	—	—	—	—
Interest rate options	—	—	—	—	—	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	—	—	—	—	—	—
Foreign currency forwards	—	—	—	—	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	—	—	—	—	—	—
Equity index options	3	3	—	3	—	—
Equity index futures	—	—	—	—	—	—
Credit default swaps	—	—	—	—	—	—

Total derivatives	339	339	—	339	—	—
Assets held in separate accounts	8,024	8,024	8,024	—	—	—

Total assets	$8,516	$8,516	$8,146	$339	$31	$—

Liabilities:
Derivatives:
Interest rate swaps	$207	$207	$—	$207	$—	$—
Interest rate treasury locks	—	—	—	—	—	—
Interest rate options	—	—	—	—	—	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	—	—	—	—	—	—
Foreign currency forwards	—	—	—	—	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	—	—	—	—	—	—
Equity index options	—	—	—	—	—	—
Equity index futures	—	—	—	—	—	—
Forward contracts	1	1	—	—	1	—

Total derivatives	208	208	—	207	1	—
Liabilities held in separate accounts	8,024	8,024	8,024	—	—	—

Total liabilities	$8,232	$8,232	$8,024	$207	$1	$—

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2024
(in millions)	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
Assets:
Bonds (1)	$6,284	$4,788	$—	$4,758	$30
Preferred stocks	—	—	—	—	—
Mortgage loans on real estate	546	493	—	—	493
Short-term investments	5	5	—	5	—
Policy loans	217	217	—	217	—
Derivatives in effective hedge accounting and RSAT relationships	1	30	—	30	—

Total assets	$7,053	$5,533	$—	$5,010	$523

Liabilities:
Consumer notes	$—	$—	$—	$—	$—
Borrowed money	—	—	—	—	—
Policy reserves	63	62	—	—	62
Policyholders’ and beneficiaries’ funds	118	125	—	125	—
Derivatives in effective hedge accounting and RSAT relationships	—	—	—	—	—

Total liabilities	$181	$187	$—	$125	$62

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2023
(in millions)	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
Assets:
Bonds (1)	$6,116	$4,914	$—	$4,878	$36
Preferred stocks	—	—	—	—	—
Mortgage loans on real estate	588	547	—	—	547
Short-term investments	—	—	—	—	—
Policy loans	194	194	—	194	—
Derivatives in effective hedge accounting and RSAT relationships	2	24	—	24	—

Total assets	$6,900	$5,679	$—	$5,096	$583

Liabilities:
Consumer notes	$—	$—	$—	$—	$—
Borrowed money	—	—	—	—	—
Policy reserves	60	60	—	—	60
Policyholders’ and beneficiaries’ funds	119	126	—	126	—
Derivatives in effective hedge accounting and RSAT relationships	—	—	—	—	—

Total liabilities	$179	$186	$—	$126	$60

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2024, 2023 and 2022, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
(in millions)	Balance at January 1, 2024	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2024
Bonds with NAIC 6 rating:
Impaired corporate bonds	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Impaired mortgage-backed and asset-backed securities	—	—	—	—	—	—	—	—	—	—	—

Total bonds with NAIC 6 rating	—	—	—	—	—	—	—	—	—	—	—
Preferred stocks:
Industrial and misc	—	—	—	—	—	—	—	—	—	—	—

Total preferred stocks	—	—	—	—	—	—	—	—	—	—	—
Common stocks:
Industrial and misc	14	—	(9)	—	—	—	—	—	—	—	5

Total common stocks	14	—	(9)	—	—	—	—	—	—	—	5
Net derivatives	(1)	—	1	—	—	—	—	—	—	—	—
Separate account assets/liabilities	—	—	—	—	—	—	—	—	—	—	—

Total	$13	$—	$(8)	$—	$—	$—	$—	$—	$—	$—	$5

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
(in millions)	Balance at January 1, 2023	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2023
Bonds with NAIC 6 rating:
Impaired corporate bonds	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Impaired mortgage-backed and asset-backed securities	—	—	—	—	—	—	—	—	—	—	—

Total bonds with NAIC 6 rating	—	—	—	—	—	—	—	—	—	—	—
Preferred stocks:
Industrial and misc	—	—	—	—	—	—	—	—	—	—	—

Total preferred stocks	—	—	—	—	—	—	—	—	—	—	—
Common stocks:
Industrial and misc	19	—	(5)	—	—	—	—	—	—	—	14

Total common stocks	19	—	(5)	—	—	—	—	—	—	—	14
Net derivatives	—	—	(1)	—	—	—	—	—	—	—	(1)
Separate account assets/liabilities	—	—	—	—	—	—	—	—	—	—	—

Total	$19	$—	$(6)	$—	$—	$—	$—	$—	$—	$—	$13

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2022	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2022
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Impaired mortgage-backed and asset-backed securities	—	—	—	—	—	—	—	—	—	—	—

Total bonds with NAIC 6 rating	—	—	—	—	—	—	—	—	—	—	—
Preferred stocks:
Industrial and misc	—	—	—	—	—	—	—	—	—	—	—

Total preferred stocks	—	—	—	—	—	—	—	—	—	—	—
Common stocks:
Industrial and misc	13	—	6	—	—	—	—	—	—	—	19

Total common stocks	13	—	6	—	—	—	—	—	—	—	19
Net derivatives	—	—	—	—	—	—	—	—	—	—	—
Separate account assets/liabilities	—	—	—	—	—	—	—	—	—	—	—

Total	$13	$—	$6	$—	$—	$—	$—	$—	$—	$—	$19

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums earned
Direct	$1,021	$1,007	$1,046
Assumed	101	109	136
Ceded	(215)	(197)	(1,405)

Net	$907	$919	$(223)

Benefits to policyholders ceded	$(606)	$(659)	$(648)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2024, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2024, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2024, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $532 million.

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded	$(42)	$(33)	$(57)
Premiums assumed	17	17	23
Benefits ceded	(126)	(127)	(147)
Benefits assumed	50	51	59
Other reinsurance receivable (payable)	4	—	—
Funds held by or deposited with reinsured companies	678	703	751

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s John Hancock Life Insurance (“JHLICO”) Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreement:

	Year ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded, net	$—	$—	$—
Benefits ceded, net	(8)	(9)	(10)
Other reinsurance receivable	1	1	1
Other amounts payable on reinsurance	—	—	—

Effective January 1, 2019, the Company entered into a coinsurance agreement with RGA to cede 90% quota share (“QS”) of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded, net	$—	$—	$—
Benefits ceded, net	(30)	(30)	(32)
Funds held by or deposited with reinsured companies	—	—	—
Other reinsurance receivable	3	3	3
Other amounts payable on reinsurance	—	—	—

Effective January 1, 2019, the Company entered into a coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to cede 90% QS of a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Global Atlantic Financial Group (“GAFG”) Agreement:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded, net	$—	$—	$(1)
Benefits ceded, net	(112)	(126)	(88)
Other reinsurance receivable	13	21	22
Other amounts payable on reinsurance	—	—	—

Effective July 1, 2012, the Company entered into a coinsurance agreement with GAFG, formerly named Commonwealth Annuity (“CWA”), to cede its fixed deferred annuities at 90% quota share (“QS”). The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Venerable Holdings, Inc (“Venerable”) Agreements:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded, net	$—	$(1)	$(1,183)
Benefits ceded, net	(147)	(119)	(26)
Other reinsurance receivable	—	—	—
Other amounts payable on reinsurance	—	1	1

On September 30, 2022, the Company entered into a Principal Transaction Agreement with Venerable Holdings, Inc. (“Venerable”) to cede 80% QS of a block of the Company’s legacy U.S. variable annuity (“VA”) policies effective on October 1, 2022. Under the terms of the agreement the Company will retain responsibility for the maintenance of the policies with no intended impact to VA policyholders. The transaction was structured as coinsurance for the general fund liabilities

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

and modified coinsurance for the separate account liabilities. The Company transferred policy liabilities of $98 million and cash paid of $54 million. The Company recorded a pre-tax gain of $44 million and an increase of $35 million to statutory surplus which was deferred and will be amortized over a period of approximately twenty years. The transaction closed on October 3, 2022.

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. On July 18, 2023, a Delaware Chancery Court vice chancellor granted the Receiver’s motion for entry of a liquidation order pertaining to SRUS. The liquidation order, among other things, declares SRUS insolvent and directs the Receiver to take possession of the property and assets of SRUS and to liquidate SRUS. SRUS’ directors consented to the motion, so no hearing was held. Effective September 30, 2023, all remaining reinsurance agreements between the Company and SRUS were cancelled pursuant to the liquidation order. As of December 31, 2024, the Company has established full provisions to offset the net reinsurance receivables not novated to Hannover Life. The Company recorded a reserve credit of $0 million and $0 million as of December 31, 2024 and 2023 respectively related to the various agreements with SRUS.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums assumed, net	$84	$92	$113
Benefits assumed, net	307	371	578
Other reinsurance receivable	2	6	—
Other amounts payable on reinsurance	36	31	65
Funds withheld from unauthorized reinsurers	—	—	—
Treaty settlement received (paid)	(130)	(110)	(70)

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded	$—	$—	$—
Benefits ceded	(7)	(10)	(24)
Other reinsurance receivable (payable)	3	—	3
Funds withheld from unauthorized reinsurers	—	—	—
Treaty Settlement received (paid)	7	10	24

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2024	2023	2022
(in millions)
Premiums ceded	$9	$9	$11
Benefits ceded	(16)	(21)	(32)
Other reinsurance receivable	—	—	—
Other amounts payable on reinsurance	1	1	1
Funds withheld from unauthorized reinsurers	284	314	331
Treaty Settlement received (paid)	(3)	(3)	(3)

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

In 2024 and 2023, the Company did not commute any material ceded reinsurance.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2024
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	$282	$19	$301
(b) Statutory valuation allowance adjustments	—	—	—

(c) Adjusted gross deferred tax assets (a - b)	282	19	301
(d) Deferred tax assets nonadmitted	103	—	103

(e) Subtotal net admitted deferred tax asset (c - d)	179	19	198
(f) Deferred tax liabilities	65	39	104

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$114	$(20)	$94

	December 31, 2023
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	$319	$1	$320
(b) Statutory valuation allowance adjustments	—	—	—

(c) Adjusted gross deferred tax assets (a - b)	319	1	320
(d) Deferred tax assets nonadmitted	99	—	99

(e) Subtotal net admitted deferred tax asset (c - d)	220	1	221
(f) Deferred tax liabilities	75	54	129

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$145	$(53)	$92

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	$(37)	$18	$(19)
(b) Statutory valuation allowance adjustments	—	—	—

(c) Adjusted gross deferred tax assets (a - b)	(37)	18	(19)
(d) Deferred tax assets nonadmitted	4	—	4

(e) Subtotal net admitted deferred tax asset (c - d)	(41)	18	(23)
(f) Deferred tax liabilities	(10)	(15)	(25)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(31)	$33	$2

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2024
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$—	$18	$18
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	75	—	75
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	75	—	75
2. Adjusted gross deferred tax assets allowed per limitation threshold.	220	—	220
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	104	1	105

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$179	$19	$198

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2023
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$—	$1	$1
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	91	—	91
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	91	—	91
2. Adjusted gross deferred tax assets allowed per limitation threshold.	198	—	198
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	129	—	129

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$220	$1	$221

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$—	$17	$17
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(16)	—	(16)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(16)	—	(16)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	22	—	22
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(25)	1	(24)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(41)	$18	$(23)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2024	2023
(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	1244%	1039%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,464	$1,319

Impact of tax planning strategies is as follows:

	December 31, 2024
	(1)	(2)
	Ordinary	Capital
(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$282	$19
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$179	$19
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2023
	(3)	(4)
	Ordinary	Capital
(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$319	$1
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$220	$1
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
(in millions)	Ordinary	Capital
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(37)	$18
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(41)	$18
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2024	2023	Change
(in millions)
1. Current income tax
(a) Federal	$11	$(32)	$43
(b) Foreign	—	—	—

(c) Subtotal	11	(32)	43
(d) Federal income tax expense (benefit) on net capital gains	23	38	(15)
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—

(g) Federal and foreign income taxes incurred	$34	$6	$28

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2024	2023	Change
(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	211	256	(45)
(4) Investments	2	9	(7)
(5) Deferred acquisition costs	36	36	—
(6) Policyholder dividends accrual	3	2	1
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	—	—	—
(9) Pension accrual	—	—	—
(10) Receivables - nonadmitted	—	—	—
(11) Net operating loss carryforward	—	—	—
(12) Tax credit carry-forward	5	2	3
(13) Other (including items <5% of total ordinary tax assets)	25	14	11

(99) Subtotal	$282	$319	$(37)
(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	103	99	4

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$179	$220	$(41)
(e) Capital:
(1) Investments	$19	$1	$18
(2) Net capital loss carryforward	—	—	—
(3) Real estate	—	—	—
(4) Other (including items <5% of total capital tax assets)	—	—	—

(99) Subtotal	$19	$1	$18
(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	—	—	—

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$19	$1	$18
(i) Admitted deferred tax assets (2(d)+2(h))	$198	$221	$(23)
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$62	$70	$(8)
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premium	1	1	—
(4) Policyholder reserves	2	4	(2)
(5) Other (including items <5% of total ordinary tax liabilities)	—	—	—

(99) Subtotal	$65	$75	$(10)
(b) Capital:
(1) Investments	$39	$54	$(15)
(2) Real estate	—	—	—
(3) Other (including items <5% of total capital tax liabilities)	—	—	—

(99) Subtotal	$39	$54	$(15)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$104	$129	$(25)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$94	$92	$2

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following:

	December 31,
	2024	2023	Change
(in millions)
Total deferred tax assets	$301	$320	$(19)
Total deferred tax liabilities	104	129	(25)

Net deferred tax assets (liabilities)	$197	$191	$6

Tax effect of unrealized gains and losses			20
Tax effect of unrealized foreign exchange gains (losses)			—
Other			—

Change in net deferred income taxes			$(14)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2024	2023	2022
(in millions)
Ordinary provisions computed at statutory rate	$74	$64	$55
Net realized capital gains (losses) before IMR at statutory rate	(4)	(1)	(16)
Change in nonadmitted assets	—	—	—
Reinsurance	(12)	(7)	8
Valuation allowance	—	—	—
Tax-exempt income	—	—	—
Nondeductible expenses	—	—	—
Foreign tax expense gross up	—	—	—
Amortization of IMR	(5)	(4)	(5)
Tax recorded in surplus	—	—	—
Dividend received deduction	(3)	(4)	(4)
Investment in subsidiaries	(1)	(1)	(1)
Prior year adjustment	—	(2)	(6)
Tax credits	(2)	(1)	(1)
Change in tax reserve	—	—	—
Pension	—	—	—
Tax rate change	—	—	—
Other	1	—	—

Total	$48	$44	$30

Federal and foreign income taxes incurred	$11	$(32)	$29
Capital gains tax	23	38	(7)
Change in net deferred income taxes	14	38	8

Total statutory income tax expense (benefit)	$48	$44	$30

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

As of December 31, 2024, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount
(in millions)
General Business Credits
	2022	2042	1

			$1

Foreign Tax Credits
	2022	2032	2
	2023	2033	—
	2024	2034	2

			$4

Federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $15 million, $9 million and $13 million for 2024, 2023 and 2022, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Funding Company LLC
Manulife Investment Management Farmland Services Inc.	John Hancock Insurance Agency Inc.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Manulife Investment Management Agriculture Services Inc.	John Hancock Life Insurance Company (USA)
Manulife Investment Management Forest Management Inc.	John Hancock Realty Advisors Inc.
Manulife Investment Management Timberland and Agriculture Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Reassurance Company Ltd.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife Investment Management Timberland and Agriculture GP Inc.
JH Kearny Mesa 7 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 9 LLC	Manulife Reinsurance (Bermuda) Limited
JH Networking Insurance Agency Inc.	Manulife Reinsurance Limited
JH Ott LLC	Manulife Service Corporation
JH Tulare 8 LLC	MCC Asset Management Inc.
John Hancock Assignment Company	PT Timber Inc.
John Hancock Financial Corporation	JH Signature Insurance Agency, Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) JHUSA, are ($34) million and ($10) million at December 31, 2024 and 2023, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company files income tax returns in the U.S. federal and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014 – 2015 and 2016 – 2018. One issue remains in appeals. The audit of tax years 2019 – 2021 commenced in September 2022.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2024	2023
(in millions)
Balance at beginning of year	$2	$2
Additions based on tax positions related to the current year	—	—
Payments	—	—
Additions for tax positions of prior years	—	—
Reductions for tax positions of prior years	—	—

Balance at end of year	$2	$2

Included in the balances as of December 31, 2024 and 2023, are $2 million and $2 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2024 and 2023 are $0 million and $0 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million and $0 million of interest expense / (benefit) in each of the years ended December 31, 2024, 2023, and 2022, respectively. The Company had approximately $0 million and $0 million accrued for interest as of December 31, 2024 and 2023, respectively. The Company did not recognize any material penalties for the years ended December 31, 2024, 2023 and 2022.

The Inflation Reduction Act (“Act”) was enacted on August 16, 2022, and included a new corporate alternative minimum tax (“CAMT”) that goes into effect for tax years beginning after 2022. The Company is a member of a controlled group of corporations whose adjusted financial statement income qualifies it as an “applicable corporation” and therefore subject to CAMT. For the year-ended December 31, 2024, the Company’s best estimate of its CAMT liability is zero which is calculated based on all relevant guidance to date. In addition, the company has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance on its regular non-CAMT DTA’s.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $24 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax asset is being amortized into taxable income over 8 years, in the amount of $3 million per year.

On June 20, 2024, Canada enacted the Global Minimum Tax Act, retrospective to fiscal periods commencing on or after December 31, 2023. The Company’s ultimate parent, Manulife Financial Corporation (“MFC”), is in scope of this legislation because it is located in Canada and will be required to pay additional Global Minimum Taxes (“GMT”) in Canada in respect of its global entities whose effective tax rate is below 15%. MFC’s entities will also be subject to GMT in those jurisdictions where a Qualifying Domestic Minimum Top-up Tax (“QDMTT”) is in effect. The Company did not incur any expense associated with the GMT in 2024.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws (“NYSIL”), no insurer without the prior approval of the Superintendent, may pay any shareholder dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, after tax, not including realized capital gains, was negative. NYSIL also limits the aggregate amount of dividends

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

a life insurer may pay in any calendar year out of positive earned surplus, to the greater of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year, not to exceed 30% of its statutory policyholders’ surplus as of the immediately preceding calendar year.

In addition, NYSIL allows for a shareholder dividend even if the company does not have sufficient positive earned surplus, limited to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year. The Company paid shareholder dividends of $100 million, $100 million, and $100 million to its parent, JHUSA, in 2024, 2023 and 2022, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2024 and 2023, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $49 million, $49 million, and $50 million at December 31, 2024, 2023 and 2022, respectively. As of December 31, 2024 and 2023, the Company had amounts payable of $11 million and $9 million, respectively.

The Company has an Administrative Service Agreement with JHVTA and John Hancock Investment Management LLC (“JHIM”) (formerly John Hancock Advisers, LLC) pursuant to which the Company will provide certain administrative and related functional support services as required by JHVTA and JHIM in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHVTA and JHIM. For such services, JHVTA and JHIM will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $12 million, $12 million and $13 million for the years ended December 31, 2024, 2023 and 2022 respectively.

The Company has an Underwriting and Distribution Agreement with JHD pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2024, 2023 and 2022, the Company was billed by JHD for underwriting commissions of $30 million, $30 million, and $34 million, respectively. The Company had amounts payable for services provided of $2 million and $2 million at December 31, 2024 and 2023, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2024, 2023 and 2022, respectively, the Company received dividends of $15 million, $16 million, and $17 million from JHVTA. These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2024 and 2023.

The Company is party to the Third Restated and Amended Liquidity Pool and Loan Facility Agreement effective July 1, 2023, with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar Secured Overnight Financing Rate (“SOFR”) less 0.05%, subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2024 and 2023, the Company had a receivable from JHUSA in the amount of $472 million and $320 million, respectively, which is included in amounts due from affiliates in the Balance Sheets.

The Company had receivables from JHVTA relating to distributions of $0 million and $0 million, which were included in investment income due and accrued at December 31, 2024 and 2023, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company also enters into reinsurance transactions with its affiliates. Refer to the Reinsurance Note for further details.

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $5 million, to purchase other invested assets of $72 million, and issue agricultural and commercial mortgages of $4 million at December 31, 2024. Approximately 31% of these commitments expire in 2024.

Contingencies: As of December 31, 2024, the Company does not have any material contingencies.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Insurance Department, the New York Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

In September 2023, a lawsuit was initiated against the Company in the U.S. District Court of the Southern District of New York as a putative class action on behalf of all current and former owners of universal life insurance policies issued by the Company that state that “cost of insurance (“COI”) rates will be based on future expectations that include taxes.” The Plaintiff’s theory is that the Company impermissibly failed to decrease the COI rates charged to these policy owners after the implementation of the Tax Cuts and Jobs Act of 2018. It is too early in the litigation to offer any reliable opinion about the scope of the class policies that may be at issue or the likely outcome.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$39	$—	$—	$39	0%
At book value less current surrender charge of 5% or more	2	—	—	2	0%
At fair value	—	—	8,014	8,014	80%

Total with adjustment or at fair value	41	—	8,014	8,055	80%
At book value without adjustment (minimal or no charge or adjustment)	773	—	—	773	8%
Not subject to discretionary withdrawal	1,239	—	4	1,243	12%

Total (gross)	2,053	—	8,018	10,071	100%

Reinsurance ceded	900	—	—	900

Total (net)	$1,153	$—	$8,018	$9,171

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$—	$—	$1

	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$35	$—	$—	$35	0%
At book value less current surrender charge of 5% or more	2	—	—	2	0%
At fair value	—	—	7,620	7,620	78%

Total with adjustment or at fair value	37	—	7,620	7,657	78%
At book value without adjustment (minimal or no charge or adjustment)	889	—	—	889	9%
Not subject to discretionary withdrawal	1,261	—	3	1,264	13%

Total (gross)	2,187	—	7,623	9,810	100%

Reinsurance ceded	1,012	—	—	1,012

Total (net)	$1,175	$—	$7,623	$8,798

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$—	$—	$—	$—

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14. Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2024
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	274	274	280
c. Universal Life with Secondary Guarantees	1,373	1,284	3,310
d. Indexed Universal Life	—	—	1
e. Indexed Universal Life with Secondary Guarantees	180	166	181
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	2,385	2,385	2,387
h. Variable Life	36	36	12
i. Variable Universal Life	146	146	158
j. Miscellaneous Reserves	—	—	1,106
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	401
b. Accidental Death Benefits	—	—	1
c. Disability - Active Lives	—	—	4
d. Disability - Disabled Lives	—	—	26
e. Miscellaneous Reserves	—	—	18

(3) Total (gross: direct + assumed)	$4,394	$4,291	$7,885
(4) Reinsurance Ceded	1,589	1,582	2,483

(5) Total (net) (3) - (4)	$2,805	$2,709	$5,402

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$—	$—	$—
i. Variable Universal Life	—	—	—
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$—	$—	$—
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$—	$—	$—

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$12	$12	$—
i. Variable Universal Life	456	446	431
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$468	$458	$431
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$468	$458	$431

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2023
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	372	372	368
c. Universal Life with Secondary Guarantees	1,266	1,154	3,104
d. Indexed Universal Life	2	2	4
e. Indexed Universal Life with Secondary Guarantees	158	143	156
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	2,443	2,443	2,440
h. Variable Life	36	36	12
i. Variable Universal Life	135	135	149
j. Miscellaneous Reserves	—	—	1,320
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	413
b. Accidental Death Benefits	—	—	2
c. Disability - Active Lives	—	—	5
d. Disability - Disabled Lives	—	—	27
e. Miscellaneous Reserves	—	—	18

(3) Total (gross: direct + assumed)	$4,412	$4,285	$8,018
(4) Reinsurance Ceded	1,649	1,638	2,565

(5) Total (net) (3) - (4)	$2,763	$2,647	$5,453

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$—	$—	$—
i. Variable Universal Life	—	—	—
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$—	$—	$—
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$—	$—	$—

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$12	$12	$—
i. Variable Universal Life	412	401	387
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$424	$413	$387
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$424	$413	$387

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with GMIB provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the excess of the current guaranteed withdrawal amount over the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2024 and 2023. The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction
	December 31,
(in millions)	2024	2023
Group Annuity Contracts (401K)	$6,102	$5,653
Variable and Fixed Annuities	1,919	1,974
Life Insurance	439	397

Total	$8,460	$8,024

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees
(in millions)
2024	$11	$6
2023	$11	$6
2022	$12	$6
2021	$12	$3
2020	$12	$4

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2024	2023
(in millions, except for ages)
Account value	$1,717	$1,990
Amount of reserve held	62	107
Net amount at risk - gross	342	344
Weighted average attained age	74	73

The following assumptions and methodology were used to determine the amounts above at December 31, 2024 and 2023:

•	Reg 213 is used in both years to determine the aggregate reserve for the variable annuity products.

•

Reg 213 prescribes an Economic Scenario Generator (“ESG”) for stochastic fund return and stochastic interest rate scenarios to be used for valuation but allows for proprietary generators to be used. The Company has built an ESG that does not materially reduce reserves consistent with Reg 213.

•

In 2024 and 2023, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	In 2024 and 2023, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates are prescribed under the New York Special Considerations Letter.

•	For variable annuities, the applicable swap curve at December 31 is used for discounting in both years.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,
	2024	2023
(in millions)
Type of Fund
Equity	$1,253	$1,404
Balanced	560	605
Bonds	216	248
Money Market	10	11

Total	$2,039	$2,268

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,
	2024	2023
(in millions)
Premiums, deposits and other considerations	$794	$768

Reserves for accounts with assets at:
Fair value	8,448	8,010
Amortized cost	—	—

Total	$8,448	$8,010

	December 31,
	2024	2023
(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—
At book value without fair value adjustments and with current surrender charge of 5% or more	44	51
At fair value	8,344	7,899
At book value without fair value adjustments and with current surrender charge of less than 5%	56	57

Subtotal	8,444	8,007
Not subject to discretionary withdrawal	4	3

Total	$8,448	$8,010

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2024	2023	2022
(in millions)
Transfers to separate accounts	$859	$801	$849
Transfers from separate accounts	1,396	1,227	1,111

Net transfers to (from) separate accounts	$(537)	$(426)	$(262)

16. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2024, 2023 and 2022.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2024, 2023 and 2022.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2024, 2023 and 2022.

17. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2024 financial statements through April 10, 2025, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

A U D I T E D  F I N A N C I A L  S T A T E M E N T S

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

December 31, 2024

1 of 68

JOHN HANCOCK LIFE INSURANCE CO OF

NEW YORK SEPARATE ACCOUNT B

Audited Financial Statements

December 31, 2024

2 of 68

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company of New York and Contract Owners of

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B (the “Separate Account”) as of December 31, 2024, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1999.

Boston, Massachusetts

April 2, 2025

3 of 68

Appendix

Subaccounts comprising JOHN HANCOCK LIFE

INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

500 Index Fund Series NAV	Lifestyle Conservative Portfolio Series NAV

Active Bond Trust Series I	Lifestyle Growth Portfolio Series NAV

Active Bond Trust Series NAV	Lifestyle Moderate Portfolio Series NAV

American Asset Allocation Trust Series I	M Capital Appreciation

American Global Growth Trust Series I	M International Equity

American Growth Trust Series I	M Large Cap Growth

American Growth-Income Trust Series I	M Large Cap Value

American International Trust Series I	Managed Volatility Balanced Portfolio Series I

Blue Chip Growth Trust Series I	Managed Volatility Balanced Portfolio Series NAV

Blue Chip Growth Trust Series NAV	Managed Volatility Conservative Portfolio Series I

Capital Appreciation Trust Series I	Managed Volatility Conservative Portfolio Series NAV

Capital Appreciation Trust Series NAV	Managed Volatility Growth Portfolio Series I

Capital Appreciation Value Trust Series I	Managed Volatility Growth Portfolio Series NAV

Capital Appreciation Value Trust Series NAV	Managed Volatility Moderate Portfolio Series I

Core Bond Trust Series I	Managed Volatility Moderate Portfolio Series NAV

Core Bond Trust Series NAV	Mid Cap Growth Trust Series I

Disciplined Value Emerging Markets Value Trust Series I	Mid Cap Growth Trust Series NAV

Disciplined Value Emerging Markets Value Trust Series NAV	Mid Cap Index Trust Series I

Disciplined Value International Trust Series I	Mid Cap Index Trust Series NAV

Disciplined Value International Trust Series NAV	Mid Value Trust Series I

Equity Income Trust Series I	Mid Value Trust Series NAV

Equity Income Trust Series NAV	Money Market Trust Series I

Financial Industries Trust Series I	Money Market Trust Series NAV

Financial Industries Trust Series NAV	Opportunistic Fixed Income Trust Series I

Fundamental All Cap Core Trust Series I	Opportunistic Fixed Income Trust Series NAV

Fundamental All Cap Core Trust Series NAV	Real Estate Securities Trust Series I

Fundamental Large Cap Value Trust Series I	Real Estate Securities Trust Series NAV

Fundamental Large Cap Value Trust Series NAV	Science & Technology Trust Series I

Global Equity Trust Series I	Science & Technology Trust Series NAV

Global Equity Trust Series NAV	Select Bond Trust Series I

Health Sciences Trust Series I	Select Bond Trust Series NAV

Health Sciences Trust Series NAV	Short Term Government Income Trust Series I

High Yield Trust Series I	Short Term Government Income Trust Series NAV

High Yield Trust Series NAV	Small Cap Index Trust Series I

International Equity Index Series I	Small Cap Index Trust Series NAV

International Equity Index Series NAV	Small Cap Opportunities Trust Series I

International Small Company Trust Series I	Small Cap Opportunities Trust Series NAV

International Small Company Trust Series NAV	Small Cap Stock Trust Series I

Investment Quality Bond Trust Series I	Small Cap Stock Trust Series NAV

Investment Quality Bond Trust Series NAV	Small Cap Value Trust Series I

Lifestyle Balanced Portfolio Series NAV	Small Cap Value Trust Series NAV

4 of 68

Appendix

Subaccounts comprising JOHN HANCOCK LIFE

INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

Small Company Value Trust Series I	TOPS Moderate Growth ETF Portfolio - Class 2

Small Company Value Trust Series NAV	Total Bond Market Series Trust NAV

Strategic Income Opportunities Trust Series I	Total Stock Market Index Trust Series I

Strategic Income Opportunities Trust Series NAV	Total Stock Market Index Trust Series NAV

TOPS Aggressive Growth ETF Portfolio – Class 2	Ultra Short Term Bond Trust Series I

TOPS Balanced ETF Portfolio – Class 2	Ultra Short Term Bond Trust Series NAV

TOPS Growth ETF Portfolio – Class 2

5 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV		American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Growth Trust Series I

Total Assets

Investments at fair value		$53,603,029		$486,543		$1,699,129		$10,871,665		$1,605,125		$10,326,994

Units outstanding		380,640		18,494		19,739		333,065		40,954		103,048

Unit value		$140.82		$26.31		$86.08		$32.64		$39.19		$100.22

Shares		881,629		59,845		208,995		1,102,604		111,622		557,011

Cost		$33,229,215		$559,520		$1,914,411		$12,326,280		$1,784,330		$9,459,965

See accompanying notes.

6 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	American Growth- Income Trust Series I		American International Trust Series I		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series I		Capital Appreciation Trust Series NAV

Total Assets

Investments at fair value		$6,787,044		$3,478,520		$1,556,087		$20,622,478		$1,106,879		$3,849,500

Units outstanding		101,921		128,658		16,405		42,155		10,007		35,272

Unit value		$66.59		$27.04		$94.85		$489.21		$110.61		$109.14

Shares		376,014		235,513		46,216		609,411		180,568		617,900

Cost		$6,048,429		$4,059,999		$1,367,364		$17,435,837		$929,890		$3,119,434

See accompanying notes.

7 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV		Core Bond Trust Series I		Core Bond Trust Series NAV		Disciplined Value Emerging Markets Value Trust Series I (a)		Disciplined Value Emerging Markets Value Trust Series NAV (b)

Total Assets

Investments at fair value		$247,601		$15,331,670		$376,437		$4,181,167		$96,903		$2,102,516

Units outstanding		5,336		327,977		16,413		225,903		4,951		133,177

Unit value		$46.40		$46.75		$22.94		$18.51		$19.57		$15.79

Shares		20,345		1,264,989		34,036		380,107		10,298		223,910

Cost		$246,748		$14,847,519		$434,373		$4,754,286		$97,725		$2,124,331

 (a) Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series I.

 (b) Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series NAV.

See accompanying notes.

8 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Disciplined Value International Trust Series I		Disciplined Value International Trust Series NAV		Equity Income Trust Series I		Equity Income Trust Series NAV		Financial Industries Trust Series I		Financial Industries Trust Series NAV

Total Assets

Investments at fair value		$401,199		$3,016,007		$791,006		$7,051,339		$166,823		$1,519,610

Units outstanding		10,897		126,406		12,919		69,374		2,980		22,442

Unit value		$36.82		$23.86		$61.23		$101.64		$55.98		$67.71

Shares		28,678		217,763		56,020		504,027		11,748		107,545

Cost		$371,396		$2,907,286		$776,893		$7,088,645		$143,381		$1,286,648

See accompanying notes.

9 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series NAV		Global Equity Trust Series I		Global Equity Trust Series NAV

Total Assets

Investments at fair value		$11		$2,136,293		$1,432,690		$5,337,791		$106,142		$2,043,472

Units outstanding		-		27,278		18,111		95,362		3,182		66,745

Unit value		$0.00		$78.32		$79.11		$55.97		$33.36		$30.62

Shares		-		64,783		53,559		199,394		4,571		88,079

Cost		$11		$1,742,976		$1,161,518		$4,594,001		$94,366		$1,814,315

See accompanying notes.

10 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Health Sciences Trust Series I		Health Sciences Trust Series NAV		High Yield Trust Series I		High Yield Trust Series NAV		International Equity Index Series I		International Equity Index Series NAV

Total Assets

Investments at fair value		$228,545		$4,131,876		$346,834		$3,453,039		$215,479		$7,885,217

Units outstanding		1,525		35,187		10,103		105,592		11,818		109,747

Unit value		$149.87		$117.43		$34.33		$32.70		$18.23		$71.85

Shares		10,249		179,802		72,257		734,691		11,383		416,766

Cost		$263,824		$4,782,928		$358,475		$3,555,984		$190,102		$7,171,405

See accompanying notes.

11 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	International Small Company Trust Series I		International Small Company Trust Series NAV		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV		Lifestyle Balanced Portfolio Series NAV		Lifestyle Conservative Portfolio Series NAV

Total Assets

Investments at fair value		$20,104		$1,641,492		$174,366		$1,427,561		$5,469,656		$215,783

Units outstanding		849		68,778		6,451		75,803		293,706		14,837

Unit value		$23.68		$23.87		$27.03		$18.83		$18.62		$14.54

Shares		1,592		129,869		18,297		150,428		419,132		19,181

Cost		$20,660		$1,672,076		$199,609		$1,541,027		$5,947,939		$245,024

See accompanying notes.

12 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV		M Capital Appreciation		M International Equity		M Large Cap Growth		M Large Cap Value

Total Assets

Investments at fair value		$30,329,023		$2,158,790		$617,732		$1,320,452		$1,216,071		$1,312,381

Units outstanding		1,390,453		125,849		3,164		28,041		6,617		25,961

Unit value		$21.81		$17.15		$195.24		$47.09		$183.78		$50.55

Shares		2,205,747		175,511		25,132		96,313		36,728		83,698

Cost		$33,580,523		$2,417,359		$617,304		$1,221,871		$1,100,676		$1,112,965

See accompanying notes.

13 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series NAV		Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series NAV		Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series NAV

Total Assets

Investments at fair value		$658,580		$48,895,176		$89,482		$5,234,456		$1,670,250		$64,955,615

Units outstanding		18,461		1,816,466		3,111		254,795		48,503		2,276,674

Unit value		$35.67		$26.92		$28.76		$20.54		$34.44		$28.53

Shares		62,013		4,586,787		9,253		539,635		145,746		5,653,229

Cost		$703,973		$53,332,919		$98,308		$6,095,568		$1,750,023		$68,779,806

See accompanying notes.

14 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series NAV		Mid Cap Growth Trust Series I		Mid Cap Growth Trust Series NAV		Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV

Total Assets

Investments at fair value		$386,788		$11,393,807		$752,336		$4,358,676		$471,301		$5,380,138

Units outstanding		11,167		442,068		7,576		20,064		4,643		80,424

Unit value		$34.64		$25.77		$99.31		$217.24		$101.51		$66.90

Shares		38,182		1,123,649		69,661		384,023		22,179		253,183

Cost		$424,157		$12,715,507		$911,824		$4,669,354		$439,708		$5,111,962

See accompanying notes.

15 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Mid Value Trust Series I		Mid Value Trust Series NAV		Money Market Trust Series I		Money Market Trust Series NAV		Opportunistic Fixed Income Trust Series I		Opportunistic Fixed Income Trust Series NAV

Total Assets

Investments at fair value		$336,297		$1,672,643		$2,086,911		$5,623,619		$121,896		$1,679,309

Units outstanding		5,065		16,314		133,255		481,187		4,686		44,964

Unit value		$66.40		$102.53		$15.66		$11.69		$26.01		$37.35

Shares		30,967		155,740		2,086,911		5,623,619		11,456		158,576

Cost		$302,715		$1,536,775		$2,086,911		$5,623,619		$140,300		$1,868,313

See accompanying notes.

16 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV		Science & Technology Trust Series I		Science & Technology Trust Series NAV		Select Bond Trust Series I		Select Bond Trust Series NAV

Total Assets

Investments at fair value		$185,994		$2,694,131		$615,371		$8,491,059		$24,785		$1,462,706

Units outstanding		2,054		10,687		7,280		59,902		1,914		112,259

Unit value		$90.55		$252.09		$84.53		$141.75		$12.95		$13.03

Shares		9,091		132,781		24,763		327,331		2,148		126,860

Cost		$173,012		$2,466,138		$455,923		$6,391,453		$28,840		$1,657,686

See accompanying notes.

17 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Short Term Government Income Trust Series I		Short Term Government Income Trust Series NAV		Small Cap Index Trust Series I		Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series NAV

Total Assets

Investments at fair value		$120,436		$841,211		$192,457		$4,023,051		$194,491		$2,508,549

Units outstanding		10,502		72,819		2,891		75,423		2,181		56,820

Unit value		$11.47		$11.55		$66.57		$53.34		$89.18		$44.15

Shares		10,583		73,921		13,640		284,716		6,986		91,087

Cost		$118,371		$877,691		$184,739		$4,000,760		$188,736		$2,304,182

See accompanying notes.

18 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Small Cap Stock Trust Series I		Small Cap Stock Trust Series NAV		Small Cap Value Trust Series I		Small Cap Value Trust Series NAV		Small Company Value Trust Series I		Small Company Value Trust Series NAV

Total Assets

Investments at fair value		$129,890		$2,625,032		$28,881		$2,635,357		$97,560		$1,335,860

Units outstanding		2,224		37,732		662		21,377		1,178		28,082

Unit value		$58.40		$69.57		$43.63		$123.28		$82.82		$47.57

Shares		19,922		388,318		2,101		192,925		10,099		139,297

Cost		$173,550		$3,099,872		$33,246		$2,821,363		$93,733		$1,379,971

See accompanying notes.

19 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series NAV		TOPS Aggressive Growth ETF Portfolio - Class 2		TOPS Balanced ETF Portfolio - Class 2		TOPS Growth ETF Portfolio - Class 2		TOPS Moderate Growth ETF Portfolio - Class 2

Total Assets

Investments at fair value		$239,317		$3,081,945		$2,967,032		$8,831		$23,122		$129,567

Units outstanding		7,178		123,954		136,138		574		1,095		8,009

Unit value		$33.34		$24.86		$21.79		$15.39		$21.12		$16.18

Shares		18,903		244,211		143,682		632		1,170		8,862

Cost		$250,178		$3,219,750		$2,827,744		$8,449		$20,627		$115,884

See accompanying notes.

20 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	$		$		$		$		$		$
	Total Bond Market Series Trust NAV		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV		Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series NAV

Total Assets

Investments at fair value		$1,968,829		$249,470		$13,784,209		$536,409		$1,290,598

Units outstanding		74,719		3,396		56,042		45,901		109,569

Unit value		$26.35		$73.46		$245.96		$11.69		$11.78

Shares		223,477		8,689		480,119		46,726		112,326

Cost		$2,243,795		$204,893		$10,965,250		$539,873		$1,268,500

See accompanying notes.

21 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$560,006	$517,816	$18,198	$15,571	$61,733	$72,085

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	560,006	517,816	18,198	15,571	61,733	72,085

Realized gains (losses) on investments:

Capital gain distributions received	626,066	554,306	-	-	2	1

Net realized gain (loss)	1,425,529	1,305,562	(2,039)	(3,756)	(14,283)	(139,086)

Realized gains (losses)	2,051,595	1,859,868	(2,039)	(3,756)	(14,281)	(139,085)

Unrealized appreciation (depreciation) during the period	8,201,541	6,838,628	(5,420)	15,795	(12,100)	156,980

Net increase (decrease) in net assets from operations	10,813,142	9,216,312	10,739	27,610	35,352	89,980

Changes from principal transactions:

Purchase payments	1,368,236	1,499,191	10,085	12,538	70,193	67,359

Transfers between sub-accounts and the company	98,461	(608,080)	18,317	11,337	153,629	157,794

Transfers on general account policy loans	(2,931)	(106,885)	774	605	18,556	(10,011)

Withdrawals	(841,258)	(998,262)	(1)	(19)	(2,908)	(574,867)

Annual contract fee	(1,420,541)	(1,432,794)	(13,349)	(18,929)	(54,603)	(74,094)

Net increase (decrease) in net assets from principal transactions	(798,033)	(1,646,830)	15,826	5,532	184,867	(433,819)

Total increase (decrease) in net assets	10,015,109	7,569,482	26,565	33,142	220,219	(343,839)

Net assets at beginning of period	43,587,920	36,018,438	459,978	426,836	1,478,910	1,822,749

Net assets at end of period	$53,603,029	$43,587,920	$486,543	$459,978	$1,699,129	$1,478,910

	2024	2023	2024	2023	2024	2023

Units, beginning of period	386,790	403,221	17,877	17,655	17,552	23,034

Units issued	15,953	18,966	1,052	921	3,344	2,616

Units redeemed	(22,103)	(35,397)	(435)	(699)	(1,157)	(8,098)

Units, end of period	380,640	386,790	18,494	17,877	19,739	17,552

See accompanying notes.	22 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Growth Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$185,340	$166,350	$18,200	$6,471	$184	$5,471

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	185,340	166,350	18,200	6,471	184	5,471

Realized gains (losses) on investments:

Capital gain distributions received	620,596	1,221,766	159,966	189,679	820,487	1,192,361

Net realized gain (loss)	(178,006)	(206,965)	(11,045)	(31,482)	(107,673)	(139,782)

Realized gains (losses)	442,590	1,014,801	148,921	158,197	712,814	1,052,579

Unrealized appreciation (depreciation) during the period	872,507	(50,630)	14,876	96,917	1,804,875	1,241,223

Net increase (decrease) in net assets from operations	1,500,437	1,130,521	181,997	261,585	2,517,873	2,299,273

Changes from principal transactions:

Purchase payments	461,021	446,931	88,855	114,867	305,058	368,895

Transfers between sub-accounts and the company	145,139	141,247	39,560	(103,895)	(261,597)	(42,431)

Transfers on general account policy loans	(11,608)	(47,107)	(25,868)	(3,574)	(296,816)	(54,350)

Withdrawals	(82,449)	(102,847)	(14,962)	(787)	(59,620)	(42,341)

Annual contract fee	(446,180)	(431,311)	(51,061)	(57,598)	(216,836)	(216,270)

Net increase (decrease) in net assets from principal transactions	65,923	6,913	36,524	(50,987)	(529,811)	13,503

Total increase (decrease) in net assets	1,566,360	1,137,434	218,521	210,598	1,988,062	2,312,776

Net assets at beginning of period	9,305,305	8,167,871	1,386,604	1,176,006	8,338,932	6,026,156

Net assets at end of period	$10,871,665	$9,305,305	$1,605,125	$1,386,604	$10,326,994	$8,338,932

	2024	2023	2024	2023	2024	2023

Units, beginning of period	330,746	330,658	40,047	41,478	108,742	108,076

Units issued	16,668	18,240	3,301	4,627	3,308	7,080

Units redeemed	(14,349)	(18,152)	(2,394)	(6,058)	(9,002)	(6,414)

Units, end of period	333,065	330,746	40,954	40,047	103,048	108,742

See accompanying notes.	23 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	American Growth-Income Trust Series I		American International Trust Series I		Blue Chip Growth Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$52,616	$56,167	$28,107	$33,088	$-	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	52,616	56,167	28,107	33,088	-	-

Realized gains (losses) on investments:

Capital gain distributions received	436,233	591,162	3,619	497,905	124,841	-

Net realized gain (loss)	5,243	(58,711)	(79,434)	(96,731)	(18,864)	(75,922)

Realized gains (losses)	441,476	532,451	(75,815)	401,174	105,977	(75,922)

Unrealized appreciation (depreciation) during the period	835,374	567,100	144,050	20,504	317,640	511,208

Net increase (decrease) in net assets from operations	1,329,466	1,155,718	96,342	454,766	423,617	435,286

Changes from principal transactions:

Purchase payments	271,354	297,138	185,479	225,324	24,209	20,789

Transfers between sub-accounts and the company	(169,494)	410,729	119,067	57,555	(6,731)	1,329

Transfers on general account policy loans	(187,954)	(98,260)	(71,039)	(14,180)	(104,056)	(8,580)

Withdrawals	(45,667)	(243,410)	(143,412)	(235,084)	12	(129,354)

Annual contract fee	(179,867)	(184,437)	(86,021)	(102,044)	(38,548)	(33,854)

Net increase (decrease) in net assets from principal transactions	(311,628)	181,760	4,074	(68,429)	(125,114)	(149,670)

Total increase (decrease) in net assets	1,017,838	1,337,478	100,416	386,337	298,503	285,616

Net assets at beginning of period	5,769,206	4,431,728	3,378,104	2,991,767	1,257,584	971,968

Net assets at end of period	$6,787,044	$5,769,206	$3,478,520	$3,378,104	$1,556,087	$1,257,584

	2024	2023	2024	2023	2024	2023

Units, beginning of period	107,538	103,108	128,124	131,020	17,984	20,788

Units issued	5,328	27,361	11,573	11,810	240	970

Units redeemed	(10,945)	(22,931)	(11,039)	(14,706)	(1,819)	(3,774)

Units, end of period	101,921	107,538	128,658	128,124	16,405	17,984

See accompanying notes.	24 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series I		Capital Appreciation Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$-	$-	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	-	-	-	-

Realized gains (losses) on investments:

Capital gain distributions received	1,826,714	5	54,497	11,370	212,132	54,238

Net realized gain (loss)	(533,946)	(551,078)	9,673	(47,498)	(273,695)	(157,088)

Realized gains (losses)	1,292,768	(551,073)	64,170	(36,128)	(61,563)	(102,850)

Unrealized appreciation (depreciation) during the period	5,733,699	7,724,021	203,923	350,489	1,213,151	1,621,238

Net increase (decrease) in net assets from operations	7,026,467	7,172,948	268,093	314,361	1,151,588	1,518,388

Changes from principal transactions:

Purchase payments	419,873	450,839	19,515	26,988	115,569	133,020

Transfers between sub-accounts and the company	(385,801)	(295,996)	(5,856)	(6,797)	(216,333)	(141,423)

Transfers on general account policy loans	(6,562,104)	(94,646)	-	-	(1,080,114)	1,160

Withdrawals	(333,583)	(333,650)	(13,188)	(77)	(49,188)	(287,358)

Annual contract fee	(545,699)	(520,527)	(49,334)	(47,241)	(121,950)	(123,249)

Net increase (decrease) in net assets from principal transactions	(7,407,314)	(793,980)	(48,863)	(27,127)	(1,352,016)	(417,850)

Total increase (decrease) in net assets	(380,847)	6,378,968	219,230	287,234	(200,428)	1,100,538

Net assets at beginning of period	21,003,325	14,624,357	887,649	600,415	4,049,928	2,949,390

Net assets at end of period	$20,622,478	$21,003,325	$1,106,879	$887,649	$3,849,500	$4,049,928

	2024	2023	2024	2023	2024	2023

Units, beginning of period	58,273	60,695	10,497	10,853	48,509	54,034

Units issued	1,425	2,653	143	288	1,242	2,832

Units redeemed	(17,543)	(5,075)	(633)	(644)	(14,479)	(8,357)

Units, end of period	42,155	58,273	10,007	10,497	35,272	48,509

See accompanying notes.	25 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV		Core Bond Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$1,972	$3,484	$128,522	$230,015	$14,173	$12,698

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	1,972	3,484	128,522	230,015	14,173	12,698

Realized gains (losses) on investments:

Capital gain distributions received	2,195	20,447	136,098	1,316,807	-	-

Net realized gain (loss)	(138)	(369)	(70,904)	(26,826)	(18,706)	(6,733)

Realized gains (losses)	2,057	20,078	65,194	1,289,981	(18,706)	(6,733)

Unrealized appreciation (depreciation) during the period	23,161	9,529	1,524,593	613,734	9,441	18,817

Net increase (decrease) in net assets from operations	27,190	33,091	1,718,309	2,133,730	4,908	24,782

Changes from principal transactions:

Purchase payments	6,441	6,441	663,110	767,691	12,625	9,457

Transfers between sub-accounts and the company	1,480	(1,573)	(390,440)	629,628	12,440	6,931

Transfers on general account policy loans	-	-	(32,293)	(24,014)	(71,321)	(21,310)

Withdrawals	59	(1)	(286,594)	(112,128)	(2,811)	41

Annual contract fee	(1,920)	(1,922)	(617,073)	(594,889)	(17,986)	(16,498)

Net increase (decrease) in net assets from principal transactions	6,060	2,945	(663,290)	666,288	(67,053)	(21,379)

Total increase (decrease) in net assets	33,250	36,036	1,055,019	2,800,018	(62,145)	3,403

Net assets at beginning of period	214,351	178,315	14,276,651	11,476,633	438,582	435,179

Net assets at end of period	$247,601	$214,351	$15,331,670	$14,276,651	$376,437	$438,582

	2024	2023	2024	2023	2024	2023

Units, beginning of period	5,189	5,101	343,367	326,575	19,407	20,374

Units issued	183	179	17,611	29,234	993	653

Units redeemed	(36)	(91)	(33,001)	(12,442)	(3,987)	(1,620)

Units, end of period	5,336	5,189	327,977	343,367	16,413	19,407

See accompanying notes.	26 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Core Bond Trust Series NAV		Disciplined Value Emerging Markets Value Trust Series I		Disciplined Value Emerging Markets Value Trust Series NAV

	2024	2023	2024 (a)	2023	2024 (b)	2023

Income:

Dividend distributions received	$155,052	$131,237	$3,852	$1,401	$90,183	$32,277

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	155,052	131,237	3,852	1,401	90,183	32,277

Realized gains (losses) on investments:

Capital gain distributions received	(2)	-	-	-	1	(2)

Net realized gain (loss)	(20,431)	(152,324)	(33)	(243)	6,601	(4,423)

Realized gains (losses)	(20,433)	(152,324)	(33)	(243)	6,602	(4,425)

Unrealized appreciation (depreciation) during the period	(72,372)	224,164	(6,214)	11,267	(147,206)	241,150

Net increase (decrease) in net assets from operations	62,247	203,077	(2,395)	12,425	(50,421)	269,002

Changes from principal transactions:

Purchase payments	153,915	167,348	-	-	134,676	162,514

Transfers between sub-accounts and the company	226,653	446,035	7,842	(1,239)	92,078	53,592

Transfers on general account policy loans	36,065	10,587	(266)	(287)	(31,697)	(46,915)

Withdrawals	(23,576)	(579,531)	-	-	(18,763)	(70,825)

Annual contract fee	(126,643)	(141,688)	(1,145)	(1,155)	(71,237)	(78,117)

Net increase (decrease) in net assets from principal transactions	266,414	(97,249)	6,431	(2,681)	105,057	20,249

Total increase (decrease) in net assets	328,661	105,828	4,036	9,744	54,636	289,251

Net assets at beginning of period	3,852,506	3,746,678	92,867	83,123	2,047,880	1,758,629

Net assets at end of period	$4,181,167	$3,852,506	$96,903	$92,867	$2,102,516	$2,047,880

	2024	2023	2024	2023	2024	2023

Units, beginning of period	211,351	217,642	4,627	4,771	126,553	125,143

Units issued	20,714	34,658	426	-	15,492	13,471

Units redeemed	(6,162)	(40,949)	(102)	(144)	(8,868)	(12,061)

Units, end of period	225,903	211,351	4,951	4,627	133,177	126,553

(a) Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series I.

(b) Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series NAV.

See accompanying notes.	27 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Disciplined Value International Trust Series I		Disciplined Value International Trust Series NAV		Equity Income Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$1,299	$7,178	$11,237	$54,290	$13,195	$14,415

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	1,299	7,178	11,237	54,290	13,195	14,415

Realized gains (losses) on investments:

Capital gain distributions received	38,306	-	290,486	(4)	35,806	69,228

Net realized gain (loss)	7,203	2,888	32,885	27,364	(18,785)	(16,488)

Realized gains (losses)	45,509	2,888	323,371	27,360	17,021	52,740

Unrealized appreciation (depreciation) during the period	(48,389)	59,968	(342,008)	388,033	59,085	650

Net increase (decrease) in net assets from operations	(1,581)	70,034	(7,400)	469,683	89,301	67,805

Changes from principal transactions:

Purchase payments	13,263	11,437	68,317	81,607	26,563	24,061

Transfers between sub-accounts and the company	13,675	(3,465)	35,570	234,679	(1,338)	1,907

Transfers on general account policy loans	(21,048)	(12,681)	(2,115)	(9,558)	(64,532)	207

Withdrawals	(4,292)	51	(5,668)	(6,132)	(4,647)	(45,486)

Annual contract fee	(12,282)	(11,139)	(76,539)	(76,553)	(47,384)	(45,687)

Net increase (decrease) in net assets from principal transactions	(10,684)	(15,797)	19,565	224,043	(91,338)	(64,998)

Total increase (decrease) in net assets	(12,265)	54,237	12,165	693,726	(2,037)	2,807

Net assets at beginning of period	413,464	359,227	3,003,842	2,310,116	793,043	790,236

Net assets at end of period	$401,199	$413,464	$3,016,007	$3,003,842	$791,006	$793,043

	2024	2023	2024	2023	2024	2023

Units, beginning of period	11,187	11,660	125,460	115,830	14,464	15,766

Units issued	709	361	6,973	19,176	387	430

Units redeemed	(999)	(834)	(6,027)	(9,546)	(1,932)	(1,732)

Units, end of period	10,897	11,187	126,406	125,460	12,919	14,464

See accompanying notes.	28 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Equity Income Trust Series NAV		Financial Industries Trust Series I		Financial Industries Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$120,091	$122,747	$1,579	$2,681	$14,723	$18,326

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	120,091	122,747	1,579	2,681	14,723	18,326

Realized gains (losses) on investments:

Capital gain distributions received	317,805	576,039	-	6,664	-	44,364

Net realized gain (loss)	(33,666)	(112,389)	(5,857)	(714)	(9,067)	(46,024)

Realized gains (losses)	284,139	463,650	(5,857)	5,950	(9,067)	(1,660)

Unrealized appreciation (depreciation) during the period	353,038	(12,606)	45,451	(392)	344,959	36,492

Net increase (decrease) in net assets from operations	757,268	573,791	41,173	8,239	350,615	53,158

Changes from principal transactions:

Purchase payments	158,143	171,709	214	204	67,057	70,855

Transfers between sub-accounts and the company	(32,725)	(175,178)	(1,785)	1,502	79,766	22,344

Transfers on general account policy loans	(81,665)	(101,492)	(35,496)	-	(5,412)	(59,636)

Withdrawals	(54,266)	(32,452)	(1)	(2)	(20,174)	(8,982)

Annual contract fee	(180,645)	(191,496)	(3,663)	(3,195)	(53,156)	(50,151)

Net increase (decrease) in net assets from principal transactions	(191,158)	(328,909)	(40,731)	(1,491)	68,081	(25,570)

Total increase (decrease) in net assets	566,110	244,882	442	6,748	418,696	27,588

Net assets at beginning of period	6,485,229	6,240,347	166,381	159,633	1,100,914	1,073,326

Net assets at end of period	$7,051,339	$6,485,229	$166,823	$166,381	$1,519,610	$1,100,914

	2024	2023	2024	2023	2024	2023

Units, beginning of period	71,250	75,085	3,870	3,907	21,194	21,739

Units issued	2,338	3,367	1	43	3,713	2,357

Units redeemed	(4,214)	(7,202)	(891)	(80)	(2,465)	(2,902)

Units, end of period	69,374	71,250	2,980	3,870	22,442	21,194

See accompanying notes.	29 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$-	$1	$2,762	$6,122	$4,460	$11,638

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	1	2,762	6,122	4,460	11,638

Realized gains (losses) on investments:

Capital gain distributions received	6	18	179,611	188,616	141,342	86,508

Net realized gain (loss)	9	59	48,706	30,627	16,213	20,045

Realized gains (losses)	15	77	228,317	219,243	157,555	106,553

Unrealized appreciation (depreciation) during the period	-	83	189,362	218,391	48,897	121,033

Net increase (decrease) in net assets from operations	15	161	420,441	443,756	210,912	239,224

Changes from principal transactions:

Purchase payments	1,278	2,177	71,325	80,194	27,111	21,418

Transfers between sub-accounts and the company	-	2	33,898	72,687	(9,273)	(4,620)

Transfers on general account policy loans	926	(21)	(12,609)	(4,101)	1,563	(30,017)

Withdrawals	30	(10)	(39,577)	(60,621)	(3,224)	(12,762)

Annual contract fee	(2,247)	(3,166)	(64,595)	(65,256)	(36,678)	(34,047)

Net increase (decrease) in net assets from principal transactions	(13)	(1,018)	(11,558)	22,903	(20,501)	(60,028)

Total increase (decrease) in net assets	2	(857)	408,883	466,659	190,411	179,196

Net assets at beginning of period	9	866	1,727,410	1,260,751	1,242,279	1,063,083

Net assets at end of period	$11	$9	$2,136,293	$1,727,410	$1,432,690	$1,242,279

	2024	2023	2024	2023	2024	2023

Units, beginning of period	-	11	27,409	27,093	18,371	19,408

Units issued	2	24	1,777	2,681	359	351

Units redeemed	(2)	(35)	(1,908)	(2,365)	(619)	(1,388)

Units, end of period	-	-	27,278	27,409	18,111	18,371

See accompanying notes.	30 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Fundamental Large Cap Value Trust Series NAV		Global Equity Trust Series I		Global Equity Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$18,724	$46,928	$1,264	$734	$24,797	$14,414

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	18,724	46,928	1,264	734	24,797	14,414

Realized gains (losses) on investments:

Capital gain distributions received	524,726	334,522	5,400	3,283	102,249	61,087

Net realized gain (loss)	125,026	135,140	708	2,356	17,080	12,571

Realized gains (losses)	649,752	469,662	6,108	5,639	119,329	73,658

Unrealized appreciation (depreciation) during the period	135,324	364,755	3,116	9,783	51,488	198,824

Net increase (decrease) in net assets from operations	803,800	881,345	10,488	16,156	195,614	286,896

Changes from principal transactions:

Purchase payments	124,950	136,095	1,694	1,530	73,145	83,500

Transfers between sub-accounts and the company	(170,989)	134,114	(184)	(1,689)	(1,999)	223,044

Transfers on general account policy loans	(4,957)	(11,944)	-	32,833	(9,743)	(6,987)

Withdrawals	(15,548)	(38,332)	(935)	(32,323)	(22,134)	(42,469)

Annual contract fee	(109,896)	(109,386)	(4,831)	(4,185)	(53,158)	(53,540)

Net increase (decrease) in net assets from principal transactions	(176,440)	110,547	(4,256)	(3,834)	(13,889)	203,548

Total increase (decrease) in net assets	627,360	991,892	6,232	12,322	181,725	490,444

Net assets at beginning of period	4,710,431	3,718,539	99,910	87,588	1,861,747	1,371,303

Net assets at end of period	$5,337,791	$4,710,431	$106,142	$99,910	$2,043,472	$1,861,747

	2024	2023	2024	2023	2024	2023

Units, beginning of period	98,475	96,002	3,309	3,484	67,212	59,493

Units issued	2,970	11,919	46	1,204	2,200	11,645

Units redeemed	(6,083)	(9,446)	(173)	(1,379)	(2,667)	(3,926)

Units, end of period	95,362	98,475	3,182	3,309	66,745	67,212

See accompanying notes.	31 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Health Sciences Trust Series I		Health Sciences Trust Series NAV		High Yield Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$-	$-	$-	$-	$23,554	$8,556

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	-	-	23,554	8,556

Realized gains (losses) on investments:

Capital gain distributions received	16,554	11,796	285,781	206,332	-	-

Net realized gain (loss)	443	186	(18,716)	(50,631)	(5,919)	(1,625)

Realized gains (losses)	16,997	11,982	267,065	155,701	(5,919)	(1,625)

Unrealized appreciation (depreciation) during the period	(12,429)	(3,119)	(180,886)	6,645	10,970	32,284

Net increase (decrease) in net assets from operations	4,568	8,863	86,179	162,346	28,605	39,215

Changes from principal transactions:

Purchase payments	4,911	2,922	214,782	240,997	6,446	6,440

Transfers between sub-accounts and the company	1,205	973	25,244	(81,960)	10,427	2,376

Transfers on general account policy loans	-	-	(34,885)	(16,780)	(31,839)	(275)

Withdrawals	(2,307)	(63,456)	(63,149)	(20,698)	(1,864)	2

Annual contract fee	(10,702)	(11,977)	(190,315)	(212,634)	(5,741)	(5,761)

Net increase (decrease) in net assets from principal transactions	(6,893)	(71,538)	(48,323)	(91,075)	(22,571)	2,782

Total increase (decrease) in net assets	(2,325)	(62,675)	37,856	71,271	6,034	41,997

Net assets at beginning of period	230,870	293,545	4,094,020	4,022,749	340,800	298,803

Net assets at end of period	$228,545	$230,870	$4,131,876	$4,094,020	$346,834	$340,800

	2024	2023	2024	2023	2024	2023

Units, beginning of period	1,568	2,078	35,512	36,381	10,815	10,719

Units issued	33	29	3,001	2,500	497	297

Units redeemed	(76)	(539)	(3,326)	(3,369)	(1,209)	(201)

Units, end of period	1,525	1,568	35,187	35,512	10,103	10,815

See accompanying notes.	32 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	High Yield Trust Series NAV		International Equity Index Series I		International Equity Index Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$241,348	$79,627	$3,596	$5,014	$131,668	$169,954

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	241,348	79,627	3,596	5,014	131,668	169,954

Realized gains (losses) on investments:

Capital gain distributions received	-	2	-	-	-	(6)

Net realized gain (loss)	(10,229)	(13,758)	3,586	495	33,159	8,277

Realized gains (losses)	(10,229)	(13,756)	3,586	495	33,159	8,271

Unrealized appreciation (depreciation) during the period	60,496	256,539	3,180	24,745	209,600	791,485

Net increase (decrease) in net assets from operations	291,615	322,410	10,362	30,254	374,427	969,710

Changes from principal transactions:

Purchase payments	73,500	71,079	3,997	3,968	230,911	244,612

Transfers between sub-accounts and the company	50,919	(4,134)	3,318	(1,434)	21,194	171,838

Transfers on general account policy loans	84,482	(5,771)	(15,741)	(11,333)	174,639	(32,756)

Withdrawals	(26,552)	(17,766)	(905)	(6)	(31,164)	(71,772)

Annual contract fee	(59,292)	(61,406)	(6,188)	(5,972)	(182,795)	(192,100)

Net increase (decrease) in net assets from principal transactions	123,057	(17,998)	(15,519)	(14,777)	212,785	119,822

Total increase (decrease) in net assets	414,672	304,412	(5,157)	15,477	587,212	1,089,532

Net assets at beginning of period	3,038,367	2,733,955	220,636	205,159	7,298,005	6,208,473

Net assets at end of period	$3,453,039	$3,038,367	$215,479	$220,636	$7,885,217	$7,298,005

	2024	2023	2024	2023	2024	2023

Units, beginning of period	101,452	103,038	12,696	13,618	106,553	104,621

Units issued	6,862	109,042	365	404	7,567	7,990

Units redeemed	(2,722)	(110,628)	(1,243)	(1,326)	(4,373)	(6,058)

Units, end of period	105,592	101,452	11,818	12,696	109,747	106,553

See accompanying notes.	33 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	International Small Company Trust Series I		International Small Company Trust Series NAV		Investment Quality Bond Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$570	$441	$47,918	$34,085	$5,946	$2,509

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	570	441	47,918	34,085	5,946	2,509

Realized gains (losses) on investments:

Capital gain distributions received	156	484	12,915	36,598	-	-

Net realized gain (loss)	125	(52)	7,770	(16,489)	(969)	(1,937)

Realized gains (losses)	281	432	20,685	20,109	(969)	(1,937)

Unrealized appreciation (depreciation) during the period	(106)	2,101	(11,423)	141,114	(1,560)	9,698

Net increase (decrease) in net assets from operations	745	2,974	57,180	195,308	3,417	10,270

Changes from principal transactions:

Purchase payments	1,334	293	45,814	57,993	9,971	8,253

Transfers between sub-accounts and the company	6	5	69,355	40,869	120	170

Transfers on general account policy loans	84	(2,062)	43,862	(1,268)	190	(4,672)

Withdrawals	(2,627)	(1)	(124,301)	(189,429)	(1,674)	(4)

Annual contract fee	(2,561)	(2,334)	(33,596)	(42,040)	(5,675)	(5,924)

Net increase (decrease) in net assets from principal transactions	(3,764)	(4,099)	1,134	(133,875)	2,932	(2,177)

Total increase (decrease) in net assets	(3,019)	(1,125)	58,314	61,433	6,349	8,093

Net assets at beginning of period	23,123	24,248	1,583,178	1,521,745	168,017	159,924

Net assets at end of period	$20,104	$23,123	$1,641,492	$1,583,178	$174,366	$168,017

	2024	2023	2024	2023	2024	2023

Units, beginning of period	1,007	1,197	68,397	74,676	6,340	6,426

Units issued	56	10	8,214	4,992	355	305

Units redeemed	(214)	(200)	(7,833)	(11,271)	(244)	(391)

Units, end of period	849	1,007	68,778	68,397	6,451	6,340

See accompanying notes.	34 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Investment Quality Bond Trust Series NAV		Lifestyle Balanced Portfolio Series NAV		Lifestyle Conservative Portfolio Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$46,523	$18,644	$134,965	$97,454	$6,880	$5,687

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	46,523	18,644	134,965	97,454	6,880	5,687

Realized gains (losses) on investments:

Capital gain distributions received	4	1	119,632	361,883	376	8,638

Net realized gain (loss)	(23,325)	(11,639)	(26,924)	(25,792)	(1,856)	(3,082)

Realized gains (losses)	(23,321)	(11,638)	92,708	336,091	(1,480)	5,556

Unrealized appreciation (depreciation) during the period	3,712	67,688	145,610	88,486	3,939	5,980

Net increase (decrease) in net assets from operations	26,914	74,694	373,283	522,031	9,339	17,223

Changes from principal transactions:

Purchase payments	62,385	55,374	326,339	346,970	14,135	14,823

Transfers between sub-accounts and the company	194,662	110,433	805,487	38,747	1,705	(3,995)

Transfers on general account policy loans	(5,410)	1,901	17,279	(107,011)	1,411	(49)

Withdrawals	(48,106)	(4,927)	(2,260)	(6,572)	19	(2)

Annual contract fee	(55,813)	(50,494)	(357,870)	(344,078)	(15,447)	(15,292)

Net increase (decrease) in net assets from principal transactions	147,718	112,287	788,975	(71,944)	1,823	(4,515)

Total increase (decrease) in net assets	174,632	186,981	1,162,258	450,087	11,162	12,708

Net assets at beginning of period	1,252,929	1,065,948	4,307,398	3,857,311	204,621	191,913

Net assets at end of period	$1,427,561	$1,252,929	$5,469,656	$4,307,398	$215,783	$204,621

	2024	2023	2024	2023	2024	2023

Units, beginning of period	67,896	61,556	251,352	255,977	14,700	15,053

Units issued	17,487	9,172	56,752	15,098	951	913

Units redeemed	(9,580)	(2,832)	(14,398)	(19,723)	(814)	(1,266)

Units, end of period	75,803	67,896	293,706	251,352	14,837	14,700

See accompanying notes.	35 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV		M Capital Appreciation

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$657,621	$568,327	$59,997	$48,660	$12,195	$2,338

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	657,621	568,327	59,997	48,660	12,195	2,338

Realized gains (losses) on investments:

Capital gain distributions received	1,123,010	3,429,584	41,386	150,288	40,056	36,571

Net realized gain (loss)	(556,195)	(208,199)	(14,058)	(14,112)	(6,798)	(10,313)

Realized gains (losses)	566,815	3,221,385	27,328	136,176	33,258	26,258

Unrealized appreciation (depreciation) during the period	1,994,141	459,423	59,152	35,757	14,356	95,073

Net increase (decrease) in net assets from operations	3,218,577	4,249,135	146,477	220,593	59,809	123,669

Changes from principal transactions:

Purchase payments	1,290,383	1,366,380	113,619	126,520	11,074	13,316

Transfers between sub-accounts and the company	(1,502,353)	222,488	24,543	5,978	(11,838)	13,954

Transfers on general account policy loans	(206,518)	(122,600)	593	607	(1,660)	4

Withdrawals	(303,774)	(286,914)	309	(5,090)	(46)	(150,376)

Annual contract fee	(1,381,131)	(1,389,070)	(143,792)	(142,353)	(15,324)	(20,553)

Net increase (decrease) in net assets from principal transactions	(2,103,393)	(209,716)	(4,728)	(14,338)	(17,794)	(143,655)

Total increase (decrease) in net assets	1,115,184	4,039,419	141,749	206,255	42,015	(19,986)

Net assets at beginning of period	29,213,839	25,174,420	2,017,041	1,810,786	575,717	595,703

Net assets at end of period	$30,329,023	$29,213,839	$2,158,790	$2,017,041	$617,732	$575,717

	2024	2023	2024	2023	2024	2023

Units, beginning of period	1,491,673	1,503,556	126,045	126,967	3,242	4,145

Units issued	57,035	65,260	7,042	6,401	178	286

Units redeemed	(158,255)	(77,143)	(7,238)	(7,323)	(256)	(1,189)

Units, end of period	1,390,453	1,491,673	125,849	126,045	3,164	3,242

See accompanying notes.	36 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	M International Equity		M Large Cap Growth		M Large Cap Value

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$38,844	$32,394	$-	$-	$24,450	$24,697

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	38,844	32,394	-	-	24,450	24,697

Realized gains (losses) on investments:

Capital gain distributions received	-	1	113,132	53,481	105,232	19,940

Net realized gain (loss)	3,585	25,301	37,493	11,165	24,715	37,735

Realized gains (losses)	3,585	25,302	150,625	64,646	129,947	57,675

Unrealized appreciation (depreciation) during the period	583	107,348	104,876	239,948	58,072	2,382

Net increase (decrease) in net assets from operations	43,012	165,044	255,501	304,594	212,469	84,754

Changes from principal transactions:

Purchase payments	41,099	45,366	54,490	48,888	37,310	42,611

Transfers between sub-accounts and the company	139,430	54,001	(55,566)	(70,833)	(50,638)	111,309

Transfers on general account policy loans	(4,828)	4	(4,693)	(11)	(2,994)	-

Withdrawals	185	(186,397)	316	(238,519)	30	(226,698)

Annual contract fee	(28,015)	(32,801)	(49,935)	(54,294)	(31,913)	(38,406)

Net increase (decrease) in net assets from principal transactions	147,871	(119,827)	(55,388)	(314,769)	(48,205)	(111,184)

Total increase (decrease) in net assets	190,883	45,217	200,113	(10,175)	164,264	(26,430)

Net assets at beginning of period	1,129,569	1,084,352	1,015,958	1,026,133	1,148,117	1,174,547

Net assets at end of period	$1,320,452	$1,129,569	$1,216,071	$1,015,958	$1,312,381	$1,148,117

	2024	2023	2024	2023	2024	2023

Units, beginning of period	24,936	27,769	6,937	9,252	26,942	29,658

Units issued	3,858	2,490	482	478	919	4,094

Units redeemed	(753)	(5,323)	(802)	(2,793)	(1,900)	(6,810)

Units, end of period	28,041	24,936	6,617	6,937	25,961	26,942

See accompanying notes.	37 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series NAV		Managed Volatility Conservative Portfolio Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$16,561	$14,593	$1,247,289	$1,056,057	$2,949	$2,799

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	16,561	14,593	1,247,289	1,056,057	2,949	2,799

Realized gains (losses) on investments:

Capital gain distributions received	2,650	48,804	194,205	3,463,626	-	1,942

Net realized gain (loss)	(8,244)	(6,183)	(577,179)	(1,138,475)	(1,651)	(2,341)

Realized gains (losses)	(5,594)	42,621	(382,974)	2,325,151	(1,651)	(399)

Unrealized appreciation (depreciation) during the period	46,678	12,068	3,348,973	1,582,263	1,979	2,791

Net increase (decrease) in net assets from operations	57,645	69,282	4,213,288	4,963,471	3,277	5,191

Changes from principal transactions:

Purchase payments	7,077	13,405	2,356,365	2,306,141	-	-

Transfers between sub-accounts and the company	1,853	1,325	(288,712)	(1,515,459)	1,234	747

Transfers on general account policy loans	(25,120)	(12,651)	(155,045)	(109,403)	-	28,118

Withdrawals	(2)	-	(215,097)	(484,929)	1	(127)

Annual contract fee	(21,343)	(23,489)	(2,404,982)	(2,424,710)	(9,345)	(8,329)

Net increase (decrease) in net assets from principal transactions	(37,535)	(21,410)	(707,471)	(2,228,360)	(8,110)	20,409

Total increase (decrease) in net assets	20,110	47,872	3,505,817	2,735,111	(4,833)	25,600

Net assets at beginning of period	638,470	590,598	45,389,359	42,654,248	94,315	68,715

Net assets at end of period	$658,580	$638,470	$48,895,176	$45,389,359	$89,482	$94,315

	2024	2023	2024	2023	2024	2023

Units, beginning of period	19,572	20,276	1,844,258	1,941,056	3,397	2,610

Units issued	142	320	62,616	87,028	17	1,103

Units redeemed	(1,253)	(1,024)	(90,408)	(183,826)	(303)	(316)

Units, end of period	18,461	19,572	1,816,466	1,844,258	3,111	3,397

See accompanying notes.	38 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Managed Volatility Conservative Portfolio Series NAV		Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$174,166	$158,093	$33,883	$28,631	$1,344,039	$1,194,058

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	174,166	158,093	33,883	28,631	1,344,039	1,194,058

Realized gains (losses) on investments:

Capital gain distributions received	-	106,364	9,956	168,875	386,887	6,880,853

Net realized gain (loss)	(75,007)	(197,577)	(6,232)	(18,429)	(1,012,474)	(943,908)

Realized gains (losses)	(75,007)	(91,213)	3,724	150,446	(625,587)	5,936,945

Unrealized appreciation (depreciation) during the period	86,783	228,635	141,779	19,034	6,416,267	390,193

Net increase (decrease) in net assets from operations	185,942	295,515	179,386	198,111	7,134,719	7,521,196

Changes from principal transactions:

Purchase payments	160,923	181,263	39,915	67,978	2,928,623	3,091,116

Transfers between sub-accounts and the company	(16,617)	(101,920)	847	(185,580)	(1,007,554)	(395,910)

Transfers on general account policy loans	(887)	(10,118)	-	(1)	(345,638)	(603,013)

Withdrawals	(29,949)	(617,351)	6	(651)	(2,348,499)	(639,132)

Annual contract fee	(329,652)	(337,712)	(53,342)	(51,851)	(2,662,042)	(2,657,898)

Net increase (decrease) in net assets from principal transactions	(216,182)	(885,838)	(12,574)	(170,105)	(3,435,110)	(1,204,837)

Total increase (decrease) in net assets	(30,240)	(590,323)	166,812	28,006	3,699,609	6,316,359

Net assets at beginning of period	5,264,696	5,855,019	1,503,438	1,475,432	61,256,006	54,939,647

Net assets at end of period	$5,234,456	$5,264,696	$1,670,250	$1,503,438	$64,955,615	$61,256,006

	2024	2023	2024	2023	2024	2023

Units, beginning of period	265,588	311,615	48,876	54,530	2,403,927	2,453,777

Units issued	5,361	6,521	766	1,821	68,684	152,134

Units redeemed	(16,154)	(52,548)	(1,139)	(7,475)	(195,937)	(201,984)

Units, end of period	254,795	265,588	48,503	48,876	2,276,674	2,403,927

See accompanying notes.	39 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series NAV		Mid Cap Growth Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$10,666	$9,657	$317,458	$280,611	$-	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	10,666	9,657	317,458	280,611	-	-

Realized gains (losses) on investments:

Capital gain distributions received	-	25,342	-	712,260	-	-

Net realized gain (loss)	(6,971)	(35,659)	(297,843)	(447,712)	(15,091)	(37,568)

Realized gains (losses)	(6,971)	(10,317)	(297,843)	264,548	(15,091)	(37,568)

Unrealized appreciation (depreciation) during the period	26,967	40,407	847,684	618,696	167,670	133,409

Net increase (decrease) in net assets from operations	30,662	39,747	867,299	1,163,855	152,579	95,841

Changes from principal transactions:

Purchase payments	1,092	3,753	517,751	565,475	24,274	23,515

Transfers between sub-accounts and the company	659	250	(610,932)	(1,579,367)	(4,973)	6,054

Transfers on general account policy loans	-	(30,005)	(12,500)	(9,059)	785	(15,016)

Withdrawals	(5,490)	(8,918)	35,726	(81,185)	(5)	(30)

Annual contract fee	(29,746)	(32,357)	(542,609)	(593,519)	(27,076)	(29,504)

Net increase (decrease) in net assets from principal transactions	(33,485)	(67,277)	(612,564)	(1,697,655)	(6,995)	(14,981)

Total increase (decrease) in net assets	(2,823)	(27,530)	254,735	(533,800)	145,584	80,860

Net assets at beginning of period	389,611	417,141	11,139,072	11,672,872	606,752	525,892

Net assets at end of period	$386,788	$389,611	$11,393,807	$11,139,072	$752,336	$606,752

	2024	2023	2024	2023	2024	2023

Units, beginning of period	12,166	14,413	467,154	542,380	7,646	7,867

Units issued	17	1,113	15,921	17,483	266	338

Units redeemed	(1,016)	(3,360)	(41,007)	(92,709)	(336)	(559)

Units, end of period	11,167	12,166	442,068	467,154	7,576	7,646

See accompanying notes.	40 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Mid Cap Growth Trust Series NAV		Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$-	$-	$4,936	$5,255	$57,754	$51,113

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	4,936	5,255	57,754	51,113

Realized gains (losses) on investments:

Capital gain distributions received	2	2	16,116	24,980	181,353	233,238

Net realized gain (loss)	(417,035)	(205,727)	(8,929)	(17,692)	(14,135)	(45,216)

Realized gains (losses)	(417,033)	(205,725)	7,187	7,288	167,218	188,022

Unrealized appreciation (depreciation) during the period	1,344,080	753,555	49,927	62,793	431,816	445,163

Net increase (decrease) in net assets from operations	927,047	547,830	62,050	75,336	656,788	684,298

Changes from principal transactions:

Purchase payments	206,344	208,743	8,488	5,146	210,651	246,341

Transfers between sub-accounts and the company	(261,188)	336,388	(4,954)	(2,887)	(121,933)	(39,242)

Transfers on general account policy loans	(75,930)	(2,660)	(74,606)	1,124	25,491	(43,350)

Withdrawals	(17,312)	(60,992)	(16,035)	(79,511)	(78,930)	(40,695)

Annual contract fee	(137,964)	(140,002)	(25,539)	(24,835)	(180,659)	(188,719)

Net increase (decrease) in net assets from principal transactions	(286,050)	341,477	(112,646)	(100,963)	(145,380)	(65,665)

Total increase (decrease) in net assets	640,997	889,307	(50,596)	(25,627)	511,408	618,633

Net assets at beginning of period	3,717,679	2,828,372	521,897	547,524	4,868,730	4,250,097

Net assets at end of period	$4,358,676	$3,717,679	$471,301	$521,897	$5,380,138	$4,868,730

	2024	2023	2024	2023	2024	2023

Units, beginning of period	21,415	19,367	5,829	7,094	82,584	83,629

Units issued	1,238	3,109	81	81	4,142	5,395

Units redeemed	(2,589)	(1,061)	(1,267)	(1,346)	(6,302)	(6,440)

Units, end of period	20,064	21,415	4,643	5,829	80,424	82,584

See accompanying notes.	41 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Mid Value Trust Series I		Mid Value Trust Series NAV		Money Market Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$1,181	$3,737	$6,407	$18,271	$101,324	$95,599

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	1,181	3,737	6,407	18,271	101,324	95,599

Realized gains (losses) on investments:

Capital gain distributions received	17,452	46,276	84,617	217,759	-	-

Net realized gain (loss)	(6,046)	(774)	(5,168)	(36,848)	-	-

Realized gains (losses)	11,406	45,502	79,449	180,911	-	-

Unrealized appreciation (depreciation) during the period	40,921	7,459	150,298	40,560	-	-

Net increase (decrease) in net assets from operations	53,508	56,698	236,154	239,742	101,324	95,599

Changes from principal transactions:

Purchase payments	1,710	670	69,856	72,326	16,281	18,554

Transfers between sub-accounts and the company	(18,404)	6,250	13,006	(997)	3,340	185,018

Transfers on general account policy loans	(49,285)	-	(5,619)	(3,372)	(20)	24,865

Withdrawals	(3,117)	2	(40,938)	(160,927)	(16,838)	(184,977)

Annual contract fee	(8,596)	(7,715)	(45,529)	(51,286)	(87,781)	(80,554)

Net increase (decrease) in net assets from principal transactions	(77,692)	(793)	(9,224)	(144,256)	(85,018)	(37,094)

Total increase (decrease) in net assets	(24,184)	55,905	226,930	95,486	16,306	58,505

Net assets at beginning of period	360,481	304,576	1,445,713	1,350,227	2,070,605	2,012,100

Net assets at end of period	$336,297	$360,481	$1,672,643	$1,445,713	$2,086,911	$2,070,605

	2024	2023	2024	2023	2024	2023

Units, beginning of period	6,312	6,320	16,409	18,184	138,802	141,309

Units issued	26	168	1,359	2,540	819	15,009

Units redeemed	(1,273)	(176)	(1,454)	(4,315)	(6,366)	(17,516)

Units, end of period	5,065	6,312	16,314	16,409	133,255	138,802

See accompanying notes.	42 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Money Market Trust Series NAV		Opportunistic Fixed Income Trust Series I		Opportunistic Fixed Income Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$246,092	$242,959	$4,116	$3,540	$55,520	$40,936

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	246,092	242,959	4,116	3,540	55,520	40,936

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	1	-

Net realized gain (loss)	-	-	(2,748)	(1,853)	(14,854)	(7,525)

Realized gains (losses)	-	-	(2,748)	(1,853)	(14,853)	(7,525)

Unrealized appreciation (depreciation) during the period	-	-	(1,782)	9,488	(44,146)	70,434

Net increase (decrease) in net assets from operations	246,092	242,959	(414)	11,175	(3,479)	103,845

Changes from principal transactions:

Purchase payments	299,841	242,847	1,208	1,208	54,457	60,369

Transfers between sub-accounts and the company	464,317	(361,932)	5,671	682	90,030	300,398

Transfers on general account policy loans	32,798	(13,034)	(19,613)	(10,579)	31,199	(3,347)

Withdrawals	(230,059)	(37,280)	(1,791)	13	(26,614)	(1,403)

Annual contract fee	(259,858)	(269,562)	(3,744)	(3,642)	(39,294)	(41,012)

Net increase (decrease) in net assets from principal transactions	307,039	(438,961)	(18,269)	(12,318)	109,778	315,005

Total increase (decrease) in net assets	553,131	(196,002)	(18,683)	(1,143)	106,299	418,850

Net assets at beginning of period	5,070,488	5,266,490	140,579	141,722	1,573,010	1,154,160

Net assets at end of period	$5,623,619	$5,070,488	$121,896	$140,579	$1,679,309	$1,573,010

	2024	2023	2024	2023	2024	2023

Units, beginning of period	455,680	496,152	5,387	5,878	42,003	33,350

Units issued	168,739	358,271	238	91	5,559	9,820

Units redeemed	(143,232)	(398,743)	(939)	(582)	(2,598)	(1,167)

Units, end of period	481,187	455,680	4,686	5,387	44,964	42,003

See accompanying notes.	43 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV		Science & Technology Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$3,885	$3,690	$57,265	$52,390	$-	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	3,885	3,690	57,265	52,390	-	-

Realized gains (losses) on investments:

Capital gain distributions received	-	2,935	5	40,840	-	-

Net realized gain (loss)	839	(157)	23,698	15,333	(58,364)	(36,476)

Realized gains (losses)	839	2,778	23,703	56,173	(58,364)	(36,476)

Unrealized appreciation (depreciation) during the period	13,475	14,086	186,725	168,507	240,454	242,422

Net increase (decrease) in net assets from operations	18,199	20,554	267,693	277,070	182,090	205,946

Changes from principal transactions:

Purchase payments	7,686	12,038	87,794	95,469	15,725	13,903

Transfers between sub-accounts and the company	(412)	691	(81,658)	312,169	(3,176)	(12,095)

Transfers on general account policy loans	(7,895)	49	(13,759)	(33,327)	(77,144)	(6,689)

Withdrawals	(1,317)	(41)	(31,345)	(30,507)	(12,766)	(10,721)

Annual contract fee	(7,411)	(13,012)	(61,541)	(64,211)	(39,119)	(39,495)

Net increase (decrease) in net assets from principal transactions	(9,349)	(275)	(100,509)	279,593	(116,480)	(55,097)

Total increase (decrease) in net assets	8,850	20,279	167,184	556,663	65,610	150,849

Net assets at beginning of period	177,144	156,865	2,526,947	1,970,284	549,761	398,912

Net assets at end of period	$185,994	$177,144	$2,694,131	$2,526,947	$615,371	$549,761

	2024	2023	2024	2023	2024	2023

Units, beginning of period	2,166	2,168	11,106	9,791	8,968	10,066

Units issued	87	163	658	2,013	140	186

Units redeemed	(199)	(165)	(1,077)	(698)	(1,828)	(1,284)

Units, end of period	2,054	2,166	10,687	11,106	7,280	8,968

See accompanying notes.	44 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Science & Technology Trust Series NAV		Select Bond Trust Series I		Select Bond Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$-	$-	$888	$746	$52,478	$41,639

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	888	746	52,478	41,639

Realized gains (losses) on investments:

Capital gain distributions received	3	(3)	-	-	1	8

Net realized gain (loss)	(392,376)	(385,793)	(102)	(1,658)	(11,610)	(9,467)

Realized gains (losses)	(392,373)	(385,796)	(102)	(1,658)	(11,609)	(9,459)

Unrealized appreciation (depreciation) during the period	3,067,440	3,036,029	(347)	2,735	(13,578)	44,060

Net increase (decrease) in net assets from operations	2,675,067	2,650,233	439	1,823	27,291	76,240

Changes from principal transactions:

Purchase payments	263,578	276,747	883	883	46,466	46,675

Transfers between sub-accounts and the company	(98,975)	51,082	-	-	98,306	45,535

Transfers on general account policy loans	(1,169,208)	(8,108)	(1)	-	14,391	(185)

Withdrawals	(285,142)	(95,994)	-	(10,842)	(5,334)	41

Annual contract fee	(309,969)	(297,753)	(669)	(738)	(49,435)	(52,064)

Net increase (decrease) in net assets from principal transactions	(1,599,716)	(74,026)	213	(10,697)	104,394	40,002

Total increase (decrease) in net assets	1,075,351	2,576,207	652	(8,874)	131,685	116,242

Net assets at beginning of period	7,415,708	4,839,501	24,133	33,007	1,331,021	1,214,779

Net assets at end of period	$8,491,059	$7,415,708	$24,785	$24,133	$1,462,706	$1,331,021

	2024	2023	2024	2023	2024	2023

Units, beginning of period	72,182	72,890	1,898	2,754	104,075	100,830

Units issued	2,513	4,202	67	71	14,103	7,482

Units redeemed	(14,793)	(4,910)	(51)	(927)	(5,919)	(4,237)

Units, end of period	59,902	72,182	1,914	1,898	112,259	104,075

See accompanying notes.	45 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Short Term Government Income Trust Series I		Short Term Government Income Trust Series NAV		Small Cap Index Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$1,039	$2,072	$7,487	$13,669	$871	$2,356

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	1,039	2,072	7,487	13,669	871	2,356

Realized gains (losses) on investments:

Capital gain distributions received	-	-	(1)	1	4,289	2,755

Net realized gain (loss)	(1,283)	(9,978)	(3,602)	(3,068)	(1,319)	(2,705)

Realized gains (losses)	(1,283)	(9,978)	(3,603)	(3,067)	2,970	50

Unrealized appreciation (depreciation) during the period	3,541	12,609	19,219	19,263	16,004	27,798

Net increase (decrease) in net assets from operations	3,297	4,703	23,103	29,865	19,845	30,204

Changes from principal transactions:

Purchase payments	6,040	4,082	29,804	31,027	1,532	1,618

Transfers between sub-accounts and the company	1,386	805	4,144	133,838	(156)	2,109

Transfers on general account policy loans	-	-	(1,887)	(467)	(20,086)	-

Withdrawals	(2,524)	(2,321)	(3,784)	(774)	(10,038)	(6,447)

Annual contract fee	(14,927)	(14,053)	(36,557)	(36,431)	(6,761)	(6,653)

Net increase (decrease) in net assets from principal transactions	(10,025)	(11,487)	(8,280)	127,193	(35,509)	(9,373)

Total increase (decrease) in net assets	(6,728)	(6,784)	14,823	157,058	(15,664)	20,831

Net assets at beginning of period	127,164	133,948	826,388	669,330	208,121	187,290

Net assets at end of period	$120,436	$127,164	$841,211	$826,388	$192,457	$208,121

	2024	2023	2024	2023	2024	2023

Units, beginning of period	11,384	12,461	73,537	61,868	3,466	3,633

Units issued	484	8,057	3,594	14,872	29	58

Units redeemed	(1,366)	(9,134)	(4,312)	(3,203)	(604)	(225)

Units, end of period	10,502	11,384	72,819	73,537	2,891	3,466

See accompanying notes.	46 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$20,196	$44,034	$1,041	$657	$14,970	$9,593

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	20,196	44,034	1,041	657	14,970	9,593

Realized gains (losses) on investments:

Capital gain distributions received	91,281	49,666	10,980	14,442	146,621	189,759

Net realized gain (loss)	(725)	(30,692)	(1,804)	(1,479)	8,870	(4,799)

Realized gains (losses)	90,556	18,974	9,176	12,963	155,491	184,960

Unrealized appreciation (depreciation) during the period	312,910	477,000	5,369	14,135	41,166	146,992

Net increase (decrease) in net assets from operations	423,662	540,008	15,586	27,755	211,627	341,545

Changes from principal transactions:

Purchase payments	132,586	135,701	7,757	5,860	46,086	57,354

Transfers between sub-accounts and the company	(116,981)	48,669	11	4	45,459	256,332

Transfers on general account policy loans	31,690	(16,318)	(2,682)	-	(10,660)	(3,206)

Withdrawals	(112,445)	(18,838)	-	(19)	(108,254)	(5,194)

Annual contract fee	(128,016)	(133,276)	(7,024)	(6,499)	(43,847)	(46,252)

Net increase (decrease) in net assets from principal transactions	(193,166)	15,938	(1,938)	(654)	(71,216)	259,034

Total increase (decrease) in net assets	230,496	555,946	13,648	27,101	140,411	600,579

Net assets at beginning of period	3,792,555	3,236,609	180,843	153,742	2,368,138	1,767,559

Net assets at end of period	$4,023,051	$3,792,555	$194,491	$180,843	$2,508,549	$2,368,138

	2024	2023	2024	2023	2024	2023

Units, beginning of period	78,828	78,389	2,202	2,209	58,276	51,380

Units issued	3,911	4,175	86	72	2,561	9,539

Units redeemed	(7,316)	(3,736)	(107)	(79)	(4,017)	(2,643)

Units, end of period	75,423	78,828	2,181	2,202	56,820	58,276

See accompanying notes.	47 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Small Cap Stock Trust Series I		Small Cap Stock Trust Series NAV		Small Cap Value Trust Series I

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$-	$-	$-	$-	$205	$104

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	-	-	205	104

Realized gains (losses) on investments:

Capital gain distributions received	-	-	(4)	-	1,586	2,352

Net realized gain (loss)	(1,265)	(248)	(117,934)	(83,473)	(411)	(433)

Realized gains (losses)	(1,265)	(248)	(117,938)	(83,473)	1,175	1,919

Unrealized appreciation (depreciation) during the period	15,001	16,107	391,796	421,047	283	1,549

Net increase (decrease) in net assets from operations	13,736	15,859	273,858	337,574	1,663	3,572

Changes from principal transactions:

Purchase payments	3,253	3,248	135,763	144,963	-	-

Transfers between sub-accounts and the company	(492)	10,369	(16,758)	44,639	20	9

Transfers on general account policy loans	-	-	(29,986)	(739)	-	-

Withdrawals	-	(2)	(61,760)	(4,913)	(1)	(2)

Annual contract fee	(3,178)	(2,961)	(88,932)	(91,915)	(1,515)	(1,408)

Net increase (decrease) in net assets from principal transactions	(417)	10,654	(61,673)	92,035	(1,496)	(1,401)

Total increase (decrease) in net assets	13,319	26,513	212,185	429,609	167	2,171

Net assets at beginning of period	116,571	90,058	2,412,847	1,983,238	28,714	26,543

Net assets at end of period	$129,890	$116,571	$2,625,032	$2,412,847	$28,881	$28,714

	2024	2023	2024	2023	2024	2023

Units, beginning of period	2,229	1,999	38,688	36,988	697	735

Units issued	53	241	2,674	3,218	-	-

Units redeemed	(58)	(11)	(3,630)	(1,518)	(35)	(38)

Units, end of period	2,224	2,229	37,732	38,688	662	697

See accompanying notes.	48 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Small Cap Value Trust Series NAV		Small Company Value Trust Series I		Small Company Value Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$19,611	$9,692	$533	$230	$7,764	$4,054

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	19,611	9,692	533	230	7,764	4,054

Realized gains (losses) on investments:

Capital gain distributions received	143,301	197,025	3,749	6,135	50,813	92,659

Net realized gain (loss)	(40,794)	(68,075)	379	(13,776)	(31,758)	(99,488)

Realized gains (losses)	102,507	128,950	4,128	(7,641)	19,055	(6,829)

Unrealized appreciation (depreciation) during the period	27,423	166,757	4,992	18,470	99,963	149,697

Net increase (decrease) in net assets from operations	149,541	305,399	9,653	11,059	126,782	146,922

Changes from principal transactions:

Purchase payments	87,119	95,187	3,489	3,471	42,323	45,798

Transfers between sub-accounts and the company	37,180	23,109	(1,440)	1,864	22,107	(7,542)

Transfers on general account policy loans	(1,874)	(21,314)	2,727	(9,852)	(2,264)	(1,581)

Withdrawals	(20,357)	(8,748)	(6,940)	39	(5,616)	(165,088)

Annual contract fee	(69,960)	(75,236)	(4,514)	(4,348)	(34,628)	(39,019)

Net increase (decrease) in net assets from principal transactions	32,108	12,998	(6,678)	(8,826)	21,922	(167,432)

Total increase (decrease) in net assets	181,649	318,397	2,975	2,233	148,704	(20,510)

Net assets at beginning of period	2,453,708	2,135,311	94,585	92,352	1,187,156	1,207,666

Net assets at end of period	$2,635,357	$2,453,708	$97,560	$94,585	$1,335,860	$1,187,156

	2024	2023	2024	2023	2024	2023

Units, beginning of period	21,099	20,945	1,259	1,395	27,532	31,794

Units issued	1,235	1,625	66	87	2,014	2,624

Units redeemed	(957)	(1,471)	(147)	(223)	(1,464)	(6,886)

Units, end of period	21,377	21,099	1,178	1,259	28,082	27,532

See accompanying notes.	49 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series NAV		TOPS Aggressive Growth ETF Portfolio - Class 2

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$6,380	$7,635	$85,153	$96,355	$34,306	$1,004

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	6,380	7,635	85,153	96,355	34,306	1,004

Realized gains (losses) on investments:

Capital gain distributions received	-	-	(3)	6	23,762	469

Net realized gain (loss)	(1,677)	(2,992)	(8,530)	(9,834)	2,528	211

Realized gains (losses)	(1,677)	(2,992)	(8,533)	(9,828)	26,290	680

Unrealized appreciation (depreciation) during the period	2,354	11,410	19,462	101,290	126,886	12,402

Net increase (decrease) in net assets from operations	7,057	16,053	96,082	187,817	187,482	14,086

Changes from principal transactions:

Purchase payments	8,738	4,893	100,629	102,486	61,425	9,800

Transfers between sub-accounts and the company	10,172	4,197	77,658	409,504	2,616,607	121,582

Transfers on general account policy loans	(4,326)	21,277	(13,338)	(20,974)	-	-

Withdrawals	1	(13,243)	(31,708)	(2,845)	(1,083)	1,557

Annual contract fee	(12,086)	(13,318)	(72,588)	(79,452)	(38,919)	(5,505)

Net increase (decrease) in net assets from principal transactions	2,499	3,806	60,653	408,719	2,638,030	127,434

Total increase (decrease) in net assets	9,556	19,859	156,735	596,536	2,825,512	141,520

Net assets at beginning of period	229,761	209,902	2,925,210	2,328,674	141,520	-

Net assets at end of period	$239,317	$229,761	$3,081,945	$2,925,210	$2,967,032	$141,520

	2024	2023	2024	2023	2024	2023

Units, beginning of period	7,105	6,969	121,371	103,905	7,272	-

Units issued	624	1,239	8,584	22,076	130,685	7,575

Units redeemed	(551)	(1,103)	(6,001)	(4,610)	(1,819)	(303)

Units, end of period	7,178	7,105	123,954	121,371	136,138	7,272

See accompanying notes.	50 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	TOPS Balanced ETF Portfolio - Class 2		TOPS Growth ETF Portfolio - Class 2		TOPS Moderate Growth ETF Portfolio - Class 2

	2024 (c)	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$177	$-	$303	$96	$2,368	$2,091

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	177	-	303	96	2,368	2,091

Realized gains (losses) on investments:

Capital gain distributions received	41	-	43	78	1,816	1,556

Net realized gain (loss)	3	-	10	-	723	(6)

Realized gains (losses)	44	-	53	78	2,539	1,550

Unrealized appreciation (depreciation) during the period	382	-	1,930	944	6,068	9,170

Net increase (decrease) in net assets from operations	603	-	2,286	1,118	10,975	12,811

Changes from principal transactions:

Purchase payments	188	-	968	-	-	-

Transfers between sub-accounts and the company	8,116	-	11,953	1	(3,828)	39,804

Transfers on general account policy loans	-	-	-	-	-	-

Withdrawals	-	-	(3)	3	1	(1)

Annual contract fee	(76)	-	(162)	-	(5,982)	(2,591)

Net increase (decrease) in net assets from principal transactions	8,228	-	12,756	4	(9,809)	37,212

Total increase (decrease) in net assets	8,831	-	15,042	1,122	1,166	50,023

Net assets at beginning of period	-	-	8,080	6,958	128,401	78,378

Net assets at end of period	$8,831	$-	$23,122	$8,080	$129,567	$128,401

	2024	2023	2024	2023	2024	2023

Units, beginning of period	-	-	424	424	8,638	5,983

Units issued	579	-	679	-	-	2,841

Units redeemed	(5)	-	(8)	-	(629)	(186)

Units, end of period	574	-	1,095	424	8,009	8,638

	(c) Sub-account available in prior year but no activity.

See accompanying notes.	51 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Total Bond Market Series Trust NAV		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV

	2024	2023	2024	2023	2024	2023

Income:

Dividend distributions received	$59,118	$45,395	$1,155	$2,559	$71,635	$120,672

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	59,118	45,395	1,155	2,559	71,635	120,672

Realized gains (losses) on investments:

Capital gain distributions received	-	(1)	9,475	13,763	542,571	623,726

Net realized gain (loss)	(10,435)	(11,190)	7,916	4,025	364,140	60,376

Realized gains (losses)	(10,435)	(11,191)	17,391	17,788	906,711	684,102

Unrealized appreciation (depreciation) during the period	(25,103)	52,923	33,592	32,880	1,816,244	1,619,326

Net increase (decrease) in net assets from operations	23,580	87,127	52,138	53,227	2,794,590	2,424,100

Changes from principal transactions:

Purchase payments	54,661	58,341	3,216	3,360	227,807	272,844

Transfers between sub-accounts and the company	201,884	114,776	(3,506)	(1,075)	(111,814)	10,519

Transfers on general account policy loans	(3,358)	(5,256)	(41,484)	-	(36,223)	(37,921)

Withdrawals	(11,754)	(3,745)	(4,928)	(5)	(715,815)	(4,916)

Annual contract fee	(69,047)	(70,279)	(15,296)	(14,567)	(271,783)	(261,230)

Net increase (decrease) in net assets from principal transactions	172,386	93,837	(61,998)	(12,287)	(907,828)	(20,704)

Total increase (decrease) in net assets	195,966	180,964	(9,860)	40,940	1,886,762	2,403,396

Net assets at beginning of period	1,772,863	1,591,899	259,330	218,390	11,897,447	9,494,051

Net assets at end of period	$1,968,829	$1,772,863	$249,470	$259,330	$13,784,209	$11,897,447

	2024	2023	2024	2023	2024	2023

Units, beginning of period	68,051	64,334	4,358	4,607	59,750	59,879

Units issued	9,169	6,388	32	382	866	1,741

Units redeemed	(2,501)	(2,671)	(994)	(631)	(4,574)	(1,870)

Units, end of period	74,719	68,051	3,396	4,358	56,042	59,750

See accompanying notes.	52 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY For

the years ended December 31,

	$	$	$	$	$	$
	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series NAV

	2024	2023	2024	2023

Income:

Dividend distributions received	$8,418	$15,250	$20,326	$18,447

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-

Net investment income (loss)	8,418	15,250	20,326	18,447

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-

Net realized gain (loss)	(646)	(1,271)	(208)	(590)

Realized gains (losses)	(646)	(1,271)	(208)	(590)

Unrealized appreciation (depreciation) during the period	18,346	10,397	34,109	10,718

Net increase (decrease) in net assets from operations	26,118	24,376	54,227	28,575

Changes from principal transactions:

Purchase payments	-	-	25,795	45,798

Transfers between sub-accounts and the company	-	-	673,780	(84,849)

Transfers on general account policy loans	-	-	100	(1,500)

Withdrawals	-	1	(3,721)	(1)

Annual contract fee	(29,920)	(29,793)	(20,880)	(24,679)

Net increase (decrease) in net assets from principal transactions	(29,920)	(29,792)	675,074	(65,231)

Total increase (decrease) in net assets	(3,802)	(5,416)	729,301	(36,656)

Net assets at beginning of period	540,211	545,627	561,297	597,953

Net assets at end of period	$536,409	$540,211	$1,290,598	$561,297

	2024	2023	2024	2023

Units, beginning of period	48,522	51,264	50,044	55,838

Units issued	-	-	62,186	10,851

Units redeemed	(2,621)	(2,742)	(2,661)	(16,645)

Units, end of period	45,901	48,522	109,569	50,044

See accompanying notes.	53 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2024

1. Organization

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 87 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 8 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (““MFC””), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Emerging Markets Value Trust Series I	Disciplined Value Emerging Markets Value Trust Series I	05/30/2024
Emerging Markets Value Trust Series NAV	Disciplined Value Emerging Markets Value Trust Series NAV	05/30/2024

54 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2024.

55 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of theAccount is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by theAccount is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether theAccount is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2024, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of theAccount. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

56 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2024. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, a s of December 31, 2024:

	Level 1	Level 2	Level 3	Total

Mutual Funds
Affiliated	$425,154,313	-	-	425,154,313
NonAffiliated	$7,595,188	-	-	7,595,188

Total	$432,749,501	-	-	432,749,501

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2024.

57 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2024 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series NAV	$3,219,693	$2,831,652
Active Bond Trust Series I	45,365	11,341
Active Bond Trust Series NAV	346,343	99,744
American Asset Allocation Trust Series I	1,313,785	441,924
American Global Growth Trust Series I	306,079	91,387
American Growth Trust Series I	1,093,130	802,272
American Growth-Income Trust Series I	784,361	607,136
American International Trust Series I	345,349	309,549
Blue Chip Growth Trust Series I	145,229	145,502
Blue Chip Growth Trust Series NAV	2,445,394	8,025,995
Capital Appreciation Trust Series I	68,320	62,685
Capital Appreciation Trust Series NAV	332,152	1,472,035
Capital Appreciation Value Trust Series I	11,823	1,597
Capital Appreciation Value Trust Series NAV	1,039,257	1,437,928
Core Bond Trust Series I	36,566	89,445
Core Bond Trust Series NAV	534,745	113,279
Disciplined Value Emerging Markets Value Trust Series I	12,359	2,077
Disciplined Value Emerging Markets Value Trust Series NAV	342,238	146,998
Disciplined Value International Trust Series I	66,989	38,069
Disciplined Value International Trust Series NAV	475,369	154,081
Equity Income Trust Series I	71,759	114,097
Equity Income Trust Series NAV	663,136	416,399
Financial Industries Trust Series I	1,641	40,792
Financial Industries Trust Series NAV	231,740	148,936
Fundamental All Cap Core Trust Series I	226	233
Fundamental All Cap Core Trust Series NAV	308,414	137,980
Fundamental Large Cap Value Trust Series I	172,392	47,088
Fundamental Large Cap Value Trust Series NAV	701,854	334,844
Global Equity Trust Series I	8,173	5,764
Global Equity Trust Series NAV	193,529	80,377
Health Sciences Trust Series I	21,674	12,012
Health Sciences Trust Series NAV	658,294	420,836
High Yield Trust Series I	39,688	38,705
High Yield Trust Series NAV	450,822	86,413
International Equity Index Series I	10,207	22,131
International Equity Index Series NAV	663,183	318,730
International Small Company Trust Series I	2,061	5,099
International Small Company Trust Series NAV	255,264	193,252
Investment Quality Bond Trust Series I	15,470	6,590
Investment Quality Bond Trust Series NAV	375,099	180,856
Lifestyle Balanced Portfolio Series NAV	1,305,740	262,170
Lifestyle Conservative Portfolio Series NAV	20,723	11,636
Lifestyle Growth Portfolio Series NAV	2,963,297	3,286,058
Lifestyle Moderate Portfolio Series NAV	218,425	121,770
M Capital Appreciation	84,995	50,538
M International Equity	222,357	35,643
M Large Cap Growth	196,277	138,533
M Large Cap Value	174,691	93,214
Managed Volatility Balanced Portfolio Series I	24,161	42,484

58 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Managed Volatility Balanced Portfolio Series NAV	$3,080,567	$2,346,540
Managed Volatility Conservative Portfolio Series I	3,415	8,577
Managed Volatility Conservative Portfolio Series NAV	282,941	324,956
Managed Volatility Growth Portfolio Series I	68,898	37,632
Managed Volatility Growth Portfolio Series NAV	3,607,191	5,311,375
Managed Volatility Moderate Portfolio Series I	11,232	34,050
Managed Volatility Moderate Portfolio Series NAV	715,960	1,011,067
Mid Cap Growth Trust Series I	22,579	29,573
Mid Cap Growth Trust Series NAV	230,566	516,616
Mid Cap Index Trust Series I	28,783	120,375
Mid Cap Index Trust Series NAV	496,735	403,009
Mid Value Trust Series I	20,225	79,283
Mid Value Trust Series NAV	222,425	140,625
Money Market Trust Series I	113,881	97,576
MoneyMarket Trust Series NAV	2,183,529	1,630,400
Opportunistic Fixed Income Trust Series I	10,293	24,446
Opportunistic Fixed Income Trust Series NAV	261,999	96,686
PIMCO All Asset	56,115	765,124
Real Estate Securities Trust Series I	10,975	16,436
Real Estate Securities Trust Series NAV	213,180	256,427
Science & Technology Trust Series I	9,971	126,451
Science & Technology Trust Series NAV	318,265	1,917,979
Select Bond Trust Series I	1,759	657
Select Bond Trust Series NAV	232,745	75,872
Short Term Government Income Trust Series I	6,448	15,435
Short Term Government Income Trust Series NAV	48,404	49,184
Small Cap Index Trust Series I	6,998	37,347
Small Cap Index Trust Series NAV	304,584	386,273
Small Cap Opportunities Trust Series I	19,052	8,970
Small Cap Opportunities Trust Series NAV	270,641	180,266
Small Cap Stock Trust Series I	2,988	3,406
Small Cap Stock Trust Series NAV	184,038	245,710
Small Cap Value Trust Series I	1,791	1,495
Small Cap Value Trust Series NAV	309,763	114,745
Small Company Value Trust Series I	9,489	11,886
Small Company Value Trust Series NAV	147,930	67,432
Strategic Income Opportunities Trust Series I	26,771	17,892
Strategic Income Opportunities Trust Series NAV	292,628	146,821
TOPS Aggressive Growth ETF Portfolio - Class 2	2,734,787	38,689
TOPS Balanced ETF Portfolio - Class 2	8,522	76
TOPS Growth ETF Portfolio - Class 2	13,266	162
TOPS Moderate Growth ETF Portfolio - Class 2	4,184	9,810
Total Bond Market Series Trust NAV	296,743	65,237
Total Stock Market Index Trust Series I	12,748	64,115
Total Stock Market Index Trust Series NAV	809,723	1,103,344
Ultra Short Term Bond Trust Series I	8,418	29,920
Ultra Short Term Bond Trust Series NAV	726,093	30,669

59 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

500 Index Fund Series NAV(*)	2024	381	$ 142.61 to $ 89.16	$ 53,603	0.00 % to 0.00%	1.12%	24.67 % to 24.67%
	2023	387	114.39 to 71.52	43,588	0.00 to 0.00	1.29	25.95 to 25.95
	2022	403	90.82 to 56.78	36,018	0.00 to 0.00	1.27	-18.31 to -18.31
	2021	443	111.18 to 69.51	48,472	0.00 to 0.00	1.42	28.36 to 28.36
	2020	429	86.62 to 54.15	36,399	0.00 to 0.00	1.97	18.14 to 18.14

Active Bond Trust Series I(*)	2024	18	26.31 to 26.31	487	0.00 to 0.00	3.82	2.25 to 2.25
	2023	18	25.73 to 25.73	460	0.00 to 0.00	3.56	6.43 to 6.43
	2022	18	24.18 to 24.18	427	0.00 to 0.00	3.45	-13.85 to -13.85
	2021	18	28.06 to 28.06	494	0.00 to 0.00	3.29	-0.57 to -0.57
	2020	17	28.22 to 28.22	474	0.00 to 0.00	2.99	8.79 to 8.79

Active Bond Trust Series NAV(*)	2024	20	86.08 to 86.08	1,699	0.00 to 0.00	3.84	2.16 to 2.16
	2023	18	84.26 to 84.26	1,479	0.00 to 0.00	3.88	6.48 to 6.48
	2022	23	79.13 to 79.13	1,823	0.00 to 0.00	3.49	-13.78 to -13.78
	2021	24	91.78 to 91.78	2,186	0.00 to 0.00	3.33	-0.42 to -0.42
	2020	22	92.17 to 92.17	2,012	0.00 to 0.00	3.08	8.73 to 8.73

American Asset Allocation Trust Series I(*)	2024	333	32.64 to 32.64	10,872	0.00 to 0.00	1.81	16.02 to 16.02
	2023	331	28.13 to 28.13	9,305	0.00 to 0.00	1.95	13.89 to 13.89
	2022	331	24.70 to 24.70	8,168	0.00 to 0.00	2.41	-13.76 to -13.76
	2021	326	28.64 to 28.64	9,344	0.00 to 0.00	1.64	14.71 to 14.71
	2020	322	24.97 to 24.97	8,049	0.00 to 0.00	1.40	12.02 to 12.02

American Global Growth Trust Series I(*)	2024	41	39.19 to 39.19	1,605	0.00 to 0.00	1.18	13.19 to 13.19
	2023	40	34.62 to 34.62	1,387	0.00 to 0.00	0.49	22.12 to 22.12
	2022	41	28.35 to 28.35	1,176	0.00 to 0.00	0.56	-25.05 to -25.05
	2021	39	37.83 to 37.83	1,464	0.00 to 0.00	0.00	16.00 to 16.00
	2020	30	32.61 to 32.61	984	0.00 to 0.00	0.07	29.96 to 29.96

American Growth Trust Series I(*)	2024	103	142.45 to 94.62	10,327	0.00 to 0.00	0.00	31.09 to 31.09
	2023	109	108.66 to 72.18	8,339	0.00 to 0.00	0.08	37.99 to 37.99
	2022	108	78.75 to 52.31	6,026	0.00 to 0.00	1.48	-30.20 to -30.20
	2021	108	112.82 to 74.94	8,675	0.00 to 0.00	0.41	21.55 to 21.55
	2020	104	92.82 to 61.65	6,852	0.00 to 0.00	0.09	51.52 to 51.52

American Growth-Income Trust Series I(*)	2024	102	90.91 to 60.90	6,787	0.00 to 0.00	0.83	23.71 to 23.71
	2023	108	73.48 to 49.23	5,769	0.00 to 0.00	1.10	25.68 to 25.68
	2022	103	58.47 to 39.17	4,432	0.00 to 0.00	2.26	-16.78 to -16.78
	2021	102	70.25 to 47.07	5,290	0.00 to 0.00	0.76	23.61 to 23.61
	2020	107	56.83 to 38.08	4,509	0.00 to 0.00	1.43	13.11 to 13.11

American International Trust Series I(*)	2024	129	45.95 to 26.10	3,479	0.00 to 0.00	0.78	2.79 to 2.79
	2023	128	44.70 to 25.39	3,378	0.00 to 0.00	1.01	15.39 to 15.39
	2022	131	38.74 to 22.01	2,992	0.00 to 0.00	2.23	-21.11 to -21.11
	2021	128	49.11 to 27.89	3,696	0.00 to 0.00	2.03	-1.81 to -1.81
	2020	117	50.02 to 28.41	3,453	0.00 to 0.00	0.39	13.56 to 13.55

Blue Chip Growth Trust Series I(*)	2024	16	94.86 to 94.86	1,556	0.00 to 0.00	0.00	35.65 to 35.65
	2023	18	69.93 to 69.93	1,258	0.00 to 0.00	0.00	49.56 to 49.56
	2022	21	46.76 to 46.76	972	0.00 to 0.00	0.00	-38.09 to -38.09
	2021	21	75.52 to 75.52	1,601	0.00 to 0.00	0.00	16.87 to 16.87
	2020	23	64.62 to 64.62	1,475	0.00 to 0.00	0.00	34.30 to 34.30

Blue Chip Growth Trust Series NAV(*)	2024	42	489.20 to 489.20	20,622	0.00 to 0.00	0.00	35.73 to 35.73
	2023	58	360.42 to 360.42	21,003	0.00 to 0.00	0.00	49.59 to 49.59
	2022	61	240.95 to 240.95	14,624	0.00 to 0.00	0.00	-38.05 to -38.05
	2021	58	388.92 to 388.92	22,388	0.00 to 0.00	0.00	16.92 to 16.92
	2020	56	332.65 to 332.65	18,636	0.00 to 0.00	0.00	34.40 to 34.40

Capital Appreciation Trust Series I(*)	2024	10	110.61 to 110.61	1,107	0.00 to 0.00	0.00	30.81 to 30.81
	2023	10	84.56 to 84.56	888	0.00 to 0.00	0.00	52.84 to 52.84
	2022	11	55.32 to 55.32	600	0.00 to 0.00	0.00	-37.70 to -37.70
	2021	11	88.80 to 88.80	976	0.00 to 0.00	0.00	15.75 to 15.75
	2020	11	76.72 to 76.72	830	0.00 to 0.00	0.00	56.04 to 56.04

Capital Appreciation Trust Series NAV(*)	2024	35	109.11 to 109.11	3,850	0.00 to 0.00	0.00	30.71 to 30.71
	2023	49	83.48 to 83.48	4,050	0.00 to 0.00	0.00	52.95 to 52.95
	2022	54	54.58 to 54.58	2,949	0.00 to 0.00	0.00	-37.59 to -37.59
	2021	49	87.45 to 87.45	4,250	0.00 to 0.00	0.00	15.76 to 15.76
	2020	51	75.55 to 75.55	3,877	0.00 to 0.00	0.00	56.29 to 56.29

Capital Appreciation Value Trust Series I(*)	2024	5	46.40 to 46.40	248	0.00 to 0.00	0.83	12.33 to 12.33
	2023	5	41.31 to 41.31	214	0.00 to 0.00	1.75	18.18 to 18.18
	2022	5	34.95 to 34.95	178	0.00 to 0.00	1.16	-11.86 to -11.86

Capital Appreciation Value Trust Series NAV(*)	2024	328	46.74 to 46.74	15,332	0.00 to 0.00	0.87	12.43 to 12.43
	2023	343	41.58 to 41.58	14,277	0.00 to 0.00	1.82	18.32 to 18.32

60 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,					For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Capital Appreciation Value Trust Series NAV(*)	2022		327	$ 35.14 to $ 35.14	$11,477	0.00 % to 0.00%	1.01%	-11.87 % to -11.87%
	2021		325	39.87 to 39.87	12,948	0.00 to 0.00	0.83	18.16 to 18.16
	2020		311	33.74 to 33.74	10,511	0.00 to 0.00	1.15	17.41 to 17.41

Core Bond Trust Series I(*)	2024		16	22.93 to 22.93	376	0.00 to 0.00	3.59	1.48 to 1.48
	2023		19	22.60 to 22.60	439	0.00 to 0.00	2.99	5.80 to 5.80
	2022		20	21.36 to 21.36	435	0.00 to 0.00	2.15	-13.67 to -13.67
	2021		22	24.74 to 24.74	536	0.00 to 0.00	1.79	-1.96 to -1.96
	2020		22	25.24 to 25.24	555	0.00 to 0.00	2.34	8.62 to 8.62

Core Bond Trust Series NAV(*)	2024		226	18.51 to 18.51	4,181	0.00 to 0.00	3.84	1.54 to 1.54
	2023		211	18.23 to 18.23	3,853	0.00 to 0.00	3.32	5.89 to 5.89
	2022		218	17.21 to 17.21	3,747	0.00 to 0.00	2.08	-13.62 to -13.62
	2021		254	19.93 to 19.93	5,056	0.00 to 0.00	1.92	-1.98 to -1.98
	2020		242	20.33 to 20.33	4,918	0.00 to 0.00	2.43	8.79 to 8.79

Disciplined Value Emerging Markets Value Trust Series I(*)	2024	(e)	5	19.57 to 19.57	97	0.00 to 0.00	4.12	-2.48 to -2.48
	2023		5	20.07 to 20.07	93	0.00 to 0.00	1.60	15.18 to 15.18
	2022		5	17.42 to 17.42	83	0.00 to 0.00	3.62	-11.67 to -11.67
	2021		5	19.73 to 19.73	96	0.00 to 0.00	2.31	11.18 to 11.18
	2020		5	17.74 to 17.74	89	0.00 to 0.00	2.51	3.56 to 3.56

Disciplined Value Emerging Markets Value Trust Series NAV(*)	2024	(f)	133	15.79 to 15.79	2,103	0.00 to 0.00	4.26	-2.44 to -2.44
	2023		127	16.18 to 16.18	2,048	0.00 to 0.00	1.69	15.16 to 15.16
	2022		125	14.05 to 14.05	1,759	0.00 to 0.00	3.79	-11.64 to -11.64
	2021		123	15.90 to 15.90	1,963	0.00 to 0.00	2.62	11.25 to 11.25
	2020		112	14.29 to 14.29	1,604	0.00 to 0.00	2.62	3.72 to 3.72

Disciplined Value International Trust Series I(*)	2024		11	36.82 to 36.82	401	0.00 to 0.00	0.31	-0.39 to -0.39
	2023		11	36.96 to 36.96	413	0.00 to 0.00	1.87	19.97 to 19.97
	2022		12	30.81 to 30.81	359	0.00 to 0.00	3.60	-4.77 to -4.77
	2021		12	32.35 to 32.35	387	0.00 to 0.00	2.56	13.06 to 13.06
	2020		12	28.61 to 28.61	350	0.00 to 0.00	2.23	3.28 to 3.28

Disciplined Value International Trust Series NAV(*)	2024		126	23.86 to 23.86	3,016	0.00 to 0.00	0.35	-0.35 to -0.35
	2023		125	23.94 to 23.94	3,004	0.00 to 0.00	2.04	20.05 to 20.05
	2022		116	19.94 to 19.94	2,310	0.00 to 0.00	3.73	-4.75 to -4.75
	2021		118	20.94 to 20.94	2,474	0.00 to 0.00	2.72	13.15 to 13.15
	2020		115	18.50 to 18.50	2,128	0.00 to 0.00	2.29	3.27 to 3.27

Equity Income Trust Series I(*)	2024		13	61.23 to 61.23	791	0.00 to 0.00	1.63	11.68 to 11.68
	2023		14	54.83 to 54.83	793	0.00 to 0.00	1.90	9.39 to 9.39
	2022		16	50.12 to 50.12	790	0.00 to 0.00	1.76	-3.40 to -3.40
	2021		17	51.89 to 51.89	879	0.00 to 0.00	1.95	25.41 to 25.41
	2020		18	41.37 to 41.37	752	0.00 to 0.00	3.08	1.02 to 1.02

Equity Income Trust Series NAV(*)	2024		69	101.64 to 101.64	7,051	0.00 to 0.00	1.72	11.67 to 11.67
	2023		71	91.02 to 91.02	6,485	0.00 to 0.00	1.98	9.52 to 9.52
	2022		75	83.11 to 83.11	6,240	0.00 to 0.00	1.84	-3.38 to -3.38
	2021		79	86.02 to 86.02	6,782	0.00 to 0.00	2.06	25.49 to 25.49
	2020		80	68.54 to 68.54	5,512	0.00 to 0.00	3.16	1.01 to 1.01

Financial Industries Trust Series I(*)	2024		3	55.98 to 55.98	167	0.00 to 0.00	0.98	30.23 to 30.23
	2023		4	42.99 to 42.99	166	0.00 to 0.00	1.76	5.22 to 5.22
	2022		4	40.86 to 40.86	160	0.00 to 0.00	2.34	-13.67 to -13.67
	2021		4	47.32 to 47.32	189	0.00 to 0.00	0.85	29.70 to 29.70
	2020		4	36.49 to 36.49	150	0.00 to 0.00	1.39	2.17 to 2.17

Financial Industries Trust Series NAV(*)	2024		22	67.71 to 67.71	1,520	0.00 to 0.00	1.12	30.36 to 30.36
	2023		21	51.94 to 51.94	1,101	0.00 to 0.00	1.79	5.20 to 5.20
	2022		22	49.37 to 49.37	1,073	0.00 to 0.00	2.39	-13.61 to -13.61
	2021		24	57.15 to 57.15	1,358	0.00 to 0.00	0.93	29.70 to 29.70
	2020		23	44.06 to 44.06	1,026	0.00 to 0.00	1.49	2.31 to 2.31

Fundamental All Cap Core Trust Series NAV(*)	2024		27	78.30 to 78.30	2,136	0.00 to 0.00	0.14	24.24 to 24.24
	2023		27	63.02 to 63.02	1,727	0.00 to 0.00	0.42	35.44 to 35.44
	2022		27	46.53 to 46.53	1,261	0.00 to 0.00	0.28	-24.26 to -24.26
	2021		27	61.44 to 61.44	1,686	0.00 to 0.00	0.16	30.68 to 30.68
	2020		27	47.02 to 47.02	1,291	0.00 to 0.00	0.43	26.97 to 26.97

Fundamental Large Cap Value Trust Series I(*)	2024		18	79.11 to 79.11	1,433	0.00 to 0.00	0.32	16.99 to 16.99
	2023		18	67.62 to 67.62	1,242	0.00 to 0.00	1.03	23.45 to 23.45
	2022		19	54.78 to 54.78	1,063	0.00 to 0.00	1.08	-7.95 to -7.95
	2021		20	59.51 to 59.51	1,178	0.00 to 0.00	0.77	29.96 to 29.96
	2020		20	45.79 to 45.79	931	0.00 to 0.00	1.13	11.96 to 11.96

Fundamental Large Cap Value Trust Series NAV(*)	2024		95	55.97 to 55.97	5,338	0.00 to 0.00	0.36	17.02 to 17.02
	2023		98	47.83 to 47.83	4,710	0.00 to 0.00	1.12	23.49 to 23.49

61 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Fundamental Large Cap Value Trust Series NAV(*)	2022	96	$ 38.73 to $ 38.73	$3,719	0.00 % to 0.00%	1.11%	-7.86 % to -7.86%
	2021	102	42.04 to 42.04	4,268	0.00 to 0.00	0.83	30.00 to 30.00
	2020	104	32.34 to 32.34	3,374	0.00 to 0.00	1.18	12.01 to 12.01

Global Equity Trust Series I(*)	2024	3	33.36 to 33.36	106	0.00 to 0.00	1.17	10.48 to 10.48
	2023	3	30.19 to 30.19	100	0.00 to 0.00	0.95	20.09 to 20.09
	2022	3	25.14 to 25.14	88	0.00 to 0.00	2.72	-14.84 to -14.84
	2021	4	29.52 to 29.52	107	0.00 to 0.00	0.00	21.30 to 21.30
	2020	4	24.34 to 24.34	89	0.00 to 0.00	1.36	6.60 to 6.60

Global Equity Trust Series NAV(*)	2024	67	30.62 to 30.62	2,043	0.00 to 0.00	1.22	10.53 to 10.53
	2023	67	27.70 to 27.70	1,862	0.00 to 0.00	0.90	20.17 to 20.17
	2022	59	23.05 to 23.05	1,371	0.00 to 0.00	2.77	-14.81 to -14.81
	2021	60	27.06 to 27.06	1,615	0.00 to 0.00	0.00	21.32 to 21.32
	2020	59	22.30 to 22.30	1,309	0.00 to 0.00	1.38	6.71 to 6.71

Health Sciences Trust Series I(*)	2024	2	149.90 to 149.90	229	0.00 to 0.00	0.00	1.78 to 1.78
	2023	2	147.28 to 147.28	231	0.00 to 0.00	0.00	4.25 to 4.25
	2022	2	141.28 to 141.28	294	0.00 to 0.00	0.00	-13.09 to -13.09
	2021	2	162.55 to 162.55	355	0.00 to 0.00	0.00	11.19 to 11.19
	2020	2	146.19 to 146.19	348	0.00 to 0.00	0.00	27.17 to 27.17

Health Sciences Trust Series NAV(*)	2024	35	117.42 to 117.42	4,132	0.00 to 0.00	0.00	1.86 to 1.86
	2023	36	115.29 to 115.29	4,094	0.00 to 0.00	0.00	4.26 to 4.26
	2022	36	110.57 to 110.57	4,023	0.00 to 0.00	0.00	-13.02 to -13.02
	2021	39	127.12 to 127.12	5,006	0.00 to 0.00	0.00	11.23 to 11.23
	2020	40	114.29 to 114.29	4,550	0.00 to 0.00	0.00	27.26 to 27.26

High Yield Trust Series I(*)	2024	10	34.33 to 34.33	347	0.00 to 0.00	6.96	8.94 to 8.94
	2023	11	31.51 to 31.51	341	0.00 to 0.00	2.70	13.05 to 13.05
	2022	11	27.87 to 27.87	299	0.00 to 0.00	6.09	-13.25 to -13.25
	2021	11	32.13 to 32.13	343	0.00 to 0.00	5.06	5.82 to 5.82
	2020	11	30.37 to 30.37	322	0.00 to 0.00	6.45	5.81 to 5.81

High Yield Trust Series NAV(*)	2024	106	32.70 to 32.70	3,453	0.00 to 0.00	7.31	9.19 to 9.19
	2023	101	29.95 to 29.95	3,038	0.00 to 0.00	2.90	12.87 to 12.87
	2022	103	26.53 to 26.53	2,734	0.00 to 0.00	7.00	-13.07 to -13.07
	2021	99	30.52 to 30.52	3,015	0.00 to 0.00	5.11	5.78 to 5.78
	2020	126	28.85 to 28.85	3,637	0.00 to 0.00	6.58	5.77 to 5.77

International Equity Index Series I(*)	2024	12	18.23 to 18.23	215	0.00 to 0.00	1.62	4.91 to 4.91
	2023	13	17.38 to 17.38	221	0.00 to 0.00	2.42	15.36 to 15.36
	2022	14	15.06 to 15.06	205	0.00 to 0.00	2.83	-16.25 to -16.25
	2021	14	17.99 to 17.99	251	0.00 to 0.00	2.55	7.60 to 7.60
	2020	14	16.72 to 16.72	238	0.00 to 0.00	2.57	10.64 to 10.64

International Equity Index Series NAV(*)	2024	110	71.85 to 71.85	7,885	0.00 to 0.00	1.66	4.90 to 4.90
	2023	107	68.49 to 68.49	7,298	0.00 to 0.00	2.53	15.42 to 15.42
	2022	105	59.34 to 59.34	6,208	0.00 to 0.00	2.92	-16.16 to -16.16
	2021	105	70.78 to 70.78	7,421	0.00 to 0.00	2.73	7.59 to 7.59
	2020	104	65.78 to 65.78	6,815	0.00 to 0.00	2.82	10.76 to 10.76

International Small Company Trust Series I(*)	2024	1	23.68 to 23.68	20	0.00 to 0.00	2.53	3.06 to 3.06
	2023	1	22.97 to 22.97	23	0.00 to 0.00	1.88	13.45 to 13.45
	2022	1	20.25 to 20.25	24	0.00 to 0.00	1.88	-18.17 to -18.17
	2021	1	24.75 to 24.75	31	0.00 to 0.00	1.25	13.72 to 13.72
	2020	1	21.76 to 21.76	29	0.00 to 0.00	2.19	8.37 to 8.37

International Small Company Trust Series NAV(*)	2024	69	23.87 to 23.87	1,642	0.00 to 0.00	2.80	3.11 to 3.11
	2023	68	23.15 to 23.15	1,583	0.00 to 0.00	2.13	13.59 to 13.59
	2022	75	20.38 to 20.38	1,522	0.00 to 0.00	2.01	-18.17 to -18.17
	2021	75	24.90 to 24.90	1,875	0.00 to 0.00	1.32	13.77 to 13.77
	2020	77	21.89 to 21.89	1,690	0.00 to 0.00	2.22	8.41 to 8.41

Investment Quality Bond Trust Series I(*)	2024	6	27.03 to 27.03	174	0.00 to 0.00	3.46	2.00 to 2.00
	2023	6	26.50 to 26.50	168	0.00 to 0.00	1.55	6.49 to 6.49
	2022	6	24.89 to 24.89	160	0.00 to 0.00	3.27	-14.88 to -14.88
	2021	6	29.23 to 29.23	184	0.00 to 0.00	2.09	-1.26 to -1.26
	2020	6	29.61 to 29.61	181	0.00 to 0.00	2.35	9.37 to 9.37

Investment Quality Bond Trust Series NAV(*)	2024	76	18.83 to 18.83	1,428	0.00 to 0.00	3.45	2.05 to 2.05
	2023	68	18.45 to 18.45	1,253	0.00 to 0.00	1.63	6.56 to 6.56
	2022	62	17.32 to 17.32	1,066	0.00 to 0.00	4.55	-14.88 to -14.88
	2021	33	20.34 to 20.34	670	0.00 to 0.00	2.16	-1.21 to -1.21
	2020	31	20.59 to 20.59	631	0.00 to 0.00	2.34	9.45 to 9.45

Lifestyle Balanced Portfolio Series NAV(*)	2024	294	18.62 to 18.62	5,470	0.00 to 0.00	2.85	8.67 to 8.67
	2023	251	17.14 to 17.14	4,307	0.00 to 0.00	2.40	13.72 to 13.72

62 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Lifestyle Balanced Portfolio Series NAV(*)	2022	256	$ 15.07 to $ 15.07	$3,857	0.00 % to 0.00%	2.67%	-15.35 % to -15.35%
	2021	257	17.80 to 17.80	4,574	0.00 to 0.00	2.72	9.51 to 9.51
	2020	245	16.26 to 16.26	3,977	0.00 to 0.00	2.64	12.68 to 12.68

Lifestyle Conservative Portfolio Series NAV(*)	2024	15	14.54 to 14.54	216	0.00 to 0.00	3.24	4.49 to 4.49
	2023	15	13.92 to 13.92	205	0.00 to 0.00	2.86	9.18 to 9.18
	2022	15	12.75 to 12.75	192	0.00 to 0.00	2.91	-14.52 to -14.52
	2021	15	14.92 to 14.92	227	0.00 to 0.00	2.98	2.94 to 2.94
	2020	15	14.49 to 14.49	214	0.00 to 0.00	2.81	10.81 to 10.81

Lifestyle Growth Portfolio Series NAV(*)	2024	1,390	21.81 to 21.81	30,329	0.00 to 0.00	2.20	11.37 to 11.37
	2023	1,492	19.58 to 19.58	29,214	0.00 to 0.00	2.11	16.97 to 16.97
	2022	1,504	16.74 to 16.74	25,174	0.00 to 0.00	2.49	-15.99 to -15.99
	2021	1,543	19.93 to 19.93	30,759	0.00 to 0.00	2.48	14.13 to 14.13
	2020	1,437	17.46 to 17.46	25,093	0.00 to 0.00	2.60	13.64 to 13.64

Lifestyle Moderate Portfolio Series NAV(*)	2024	126	17.15 to 17.15	2,159	0.00 to 0.00	2.83	7.19 to 7.19
	2023	126	16.00 to 16.00	2,017	0.00 to 0.00	2.56	12.20 to 12.20
	2022	127	14.26 to 14.26	1,811	0.00 to 0.00	2.74	-15.08 to -15.08
	2021	116	16.79 to 16.79	1,948	0.00 to 0.00	2.81	7.23 to 7.23
	2020	115	15.66 to 15.66	1,794	0.00 to 0.00	2.76	12.22 to 12.22

M Capital Appreciation	2024	3	195.25 to 195.25	618	0.00 to 0.00	2.01	9.94 to 9.94
	2023	3	177.59 to 177.59	576	0.00 to 0.00	0.37	23.56 to 23.56
	2022	4	143.73 to 143.73	596	0.00 to 0.00	0.00	-18.14 to -18.14
	2021	5	175.57 to 175.57	792	0.00 to 0.00	0.00	17.74 to 17.74
	2020	5	149.12 to 149.12	700	0.00 to 0.00	0.00	17.73 to 17.73

M International Equity	2024	28	47.09 to 47.09	1,320	0.00 to 0.00	3.14	3.96 to 3.96
	2023	25	45.30 to 45.30	1,130	0.00 to 0.00	2.78	16.01 to 16.01
	2022	28	39.05 to 39.05	1,084	0.00 to 0.00	2.95	-14.16 to -14.16
	2021	24	45.49 to 45.49	1,106	0.00 to 0.00	2.52	11.05 to 11.05
	2020	23	40.96 to 40.96	954	0.00 to 0.00	1.79	8.90 to 8.90

M Large Cap Growth	2024	7	183.79 to 183.79	1,216	0.00 to 0.00	0.00	25.50 to 25.50
	2023	7	146.44 to 146.44	1,016	0.00 to 0.00	0.00	32.04 to 32.04
	2022	9	110.91 to 110.91	1,026	0.00 to 0.00	0.00	-25.41 to -25.41
	2021	8	148.69 to 148.69	1,207	0.00 to 0.00	0.00	21.50 to 21.50
	2020	10	122.39 to 122.39	1,182	0.00 to 0.00	0.00	28.89 to 28.89

M Large Cap Value	2024	26	50.55 to 50.55	1,312	0.00 to 0.00	1.93	18.63 to 18.63
	2023	27	42.61 to 42.61	1,148	0.00 to 0.00	2.01	7.61 to 7.61
	2022	30	39.60 to 39.60	1,175	0.00 to 0.00	1.93	-1.45 to -1.45
	2021	35	40.18 to 40.18	1,403	0.00 to 0.00	1.61	30.01 to 30.01
	2020	37	30.91 to 30.91	1,147	0.00 to 0.00	2.14	-3.16 to -3.16

Managed Volatility Balanced Portfolio Series I(*)	2024	18	35.67 to 35.67	659	0.00 to 0.00	2.54	9.36 to 9.36
	2023	20	32.62 to 32.62	638	0.00 to 0.00	2.42	11.99 to 11.99
	2022	20	29.13 to 29.13	591	0.00 to 0.00	2.36	-15.08 to -15.08
	2021	27	34.30 to 34.30	923	0.00 to 0.00	2.52	9.76 to 9.76
	2020	31	31.25 to 31.25	969	0.00 to 0.00	2.07	1.81 to 1.81

Managed Volatility Balanced Portfolio Series NAV(*)	2024	1,816	26.92 to 26.92	48,895	0.00 to 0.00	2.62	9.37 to 9.37
	2023	1,844	24.61 to 24.61	45,389	0.00 to 0.00	2.44	12.00 to 12.00
	2022	1,941	21.97 to 21.97	42,654	0.00 to 0.00	2.59	-14.98 to -14.98
	2021	1,909	25.85 to 25.85	49,330	0.00 to 0.00	2.61	9.88 to 9.88
	2020	1,946	23.52 to 23.52	45,778	0.00 to 0.00	2.66	1.77 to 1.77

Managed Volatility Conservative Portfolio Series I(*)	2024	3	28.77 to 28.77	89	0.00 to 0.00	3.20	3.60 to 3.60
	2023	3	27.77 to 27.77	94	0.00 to 0.00	3.82	5.47 to 5.47
	2022	3	26.33 to 26.33	69	0.00 to 0.00	2.72	-14.80 to -14.80
	2021	3	30.90 to 30.90	87	0.00 to 0.00	3.04	3.48 to 3.48
	2020	3	29.86 to 29.86	81	0.00 to 0.00	3.19	3.39 to 3.39

Managed Volatility Conservative Portfolio Series NAV(*)	2024	255	20.54 to 20.54	5,234	0.00 to 0.00	3.33	3.64 to 3.64
	2023	266	19.82 to 19.82	5,265	0.00 to 0.00	2.89	5.50 to 5.50
	2022	312	18.79 to 18.79	5,855	0.00 to 0.00	2.77	-14.72 to -14.72
	2021	361	22.03 to 22.03	7,960	0.00 to 0.00	3.07	3.52 to 3.52
	2020	383	21.28 to 21.28	8,152	0.00 to 0.00	3.03	3.43 to 3.43

Managed Volatility Growth Portfolio Series I(*)	2024	49	34.44 to 34.44	1,670	0.00 to 0.00	2.10	11.95 to 11.95
	2023	49	30.76 to 30.76	1,503	0.00 to 0.00	1.92	13.69 to 13.69
	2022	55	27.06 to 27.06	1,475	0.00 to 0.00	1.97	-14.86 to -14.86
	2021	84	31.78 to 31.78	2,671	0.00 to 0.00	2.52	12.82 to 12.82
	2020	55	28.17 to 28.17	1,539	0.00 to 0.00	2.25	-1.42 to -1.42

Managed Volatility Growth Portfolio Series NAV(*)	2024	2,277	28.53 to 28.53	64,956	0.00 to 0.00	2.10	11.97 to 11.97
	2023	2,404	25.48 to 25.48	61,256	0.00 to 0.00	2.09	13.81 to 13.81

63 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Managed Volatility Growth Portfolio Series NAV(*)	2022	2,454	$ 22.39 to $ 22.39	$54,940	0.00 % to 0.00%	2.39%	-14.79 % to -14.79%
	2021	2,455	26.28 to 26.28	64,520	0.00 to 0.00	2.46	12.86 to 12.86
	2020	1,777	23.28 to 23.28	41,367	0.00 to 0.00	2.27	-1.37 to -1.37

Managed Volatility Moderate Portfolio Series I(*)	2024	11	34.64 to 34.64	387	0.00 to 0.00	2.72	8.16 to 8.16
	2023	12	32.02 to 32.02	390	0.00 to 0.00	2.51	10.64 to 10.64
	2022	14	28.94 to 28.94	417	0.00 to 0.00	2.60	-14.87 to -14.87
	2021	15	34.00 to 34.00	520	0.00 to 0.00	2.72	7.89 to 7.89
	2020	16	31.51 to 31.51	507	0.00 to 0.00	2.75	3.31 to 3.31

Managed Volatility Moderate Portfolio Series NAV(*)	2024	442	25.77 to 25.77	11,394	0.00 to 0.00	2.83	8.09 to 8.09
	2023	467	23.85 to 23.85	11,139	0.00 to 0.00	2.46	10.79 to 10.79
	2022	542	21.52 to 21.52	11,673	0.00 to 0.00	2.74	-14.89 to -14.89
	2021	539	25.29 to 25.29	13,626	0.00 to 0.00	2.87	8.02 to 8.02
	2020	534	23.41 to 23.41	12,496	0.00 to 0.00	2.84	3.28 to 3.28

Mid Cap Growth Trust Series I(*)	2024	8	99.31 to 99.31	752	0.00 to 0.00	0.00	25.15 to 25.15
	2023	8	79.36 to 79.36	607	0.00 to 0.00	0.00	18.71 to 18.71
	2022	8	66.85 to 66.85	526	0.00 to 0.00	0.00	-34.64 to -34.64
	2021	8	102.28 to 102.28	813	0.00 to 0.00	0.00	3.54 to 3.54
	2020	8	98.79 to 98.79	807	0.00 to 0.00	0.00	65.39 to 65.39

Mid Cap Growth Trust Series NAV(*)	2024	20	217.24 to 217.24	4,359	0.00 to 0.00	0.00	25.14 to 25.14
	2023	21	173.60 to 173.60	3,718	0.00 to 0.00	0.00	18.87 to 18.87
	2022	19	146.04 to 146.04	2,828	0.00 to 0.00	0.00	-34.61 to -34.61
	2021	18	223.33 to 223.33	3,951	0.00 to 0.00	0.00	3.57 to 3.57
	2020	17	215.62 to 215.62	3,705	0.00 to 0.00	0.00	65.47 to 65.47

Mid Cap Index Trust Series I(*)	2024	5	101.51 to 101.51	471	0.00 to 0.00	0.99	13.37 to 13.37
	2023	6	89.54 to 89.54	522	0.00 to 0.00	1.04	16.01 to 16.01
	2022	7	77.18 to 77.18	548	0.00 to 0.00	1.11	-13.43 to -13.43
	2021	8	89.16 to 89.16	669	0.00 to 0.00	0.88	24.21 to 24.21
	2020	8	71.78 to 71.78	566	0.00 to 0.00	1.66	13.22 to 13.22

Mid Cap Index Trust Series NAV(*)	2024	80	66.90 to 66.90	5,380	0.00 to 0.00	1.10	13.47 to 13.47
	2023	83	58.95 to 58.95	4,869	0.00 to 0.00	1.14	16.01 to 16.01
	2022	84	50.82 to 50.82	4,250	0.00 to 0.00	1.13	-13.39 to -13.39
	2021	93	58.67 to 58.67	5,472	0.00 to 0.00	0.95	24.27 to 24.27
	2020	96	47.21 to 47.21	4,538	0.00 to 0.00	1.71	13.27 to 13.27

Mid Value Trust Series I(*)	2024	5	66.39 to 66.39	336	0.00 to 0.00	0.34	16.24 to 16.24
	2023	6	57.11 to 57.11	360	0.00 to 0.00	1.15	18.52 to 18.52
	2022	6	48.19 to 48.19	305	0.00 to 0.00	0.86	-4.31 to -4.31
	2021	7	50.36 to 50.36	345	0.00 to 0.00	0.95	24.34 to 24.34
	2020	7	40.50 to 40.50	297	0.00 to 0.00	1.74	9.60 to 9.60

Mid Value Trust Series NAV(*)	2024	16	102.51 to 102.51	1,673	0.00 to 0.00	0.40	16.37 to 16.37
	2023	16	88.09 to 88.09	1,446	0.00 to 0.00	1.25	18.65 to 18.65
	2022	18	74.24 to 74.24	1,350	0.00 to 0.00	0.87	-4.30 to -4.30
	2021	22	77.58 to 77.58	1,686	0.00 to 0.00	1.04	24.26 to 24.26
	2020	23	62.43 to 62.43	1,407	0.00 to 0.00	1.77	9.72 to 9.72

Money Market Trust Series I(*)	2024	133	15.66 to 15.66	2,087	0.00 to 0.00	4.86	4.99 to 4.99
	2023	139	14.91 to 14.91	2,071	0.00 to 0.00	4.66	4.76 to 4.76
	2022	141	14.24 to 14.24	2,012	0.00 to 0.00	1.27	1.28 to 1.28
	2021	145	14.06 to 14.06	2,041	0.00 to 0.00	0.00	0.00 to 0.00
	2020	148	14.06 to 14.06	2,084	0.00 to 0.00	0.31	0.30 to 0.30

Money Market Trust Series NAV(*)	2024	481	11.67 to 11.67	5,624	0.00 to 0.00	4.90	5.07 to 5.07
	2023	456	11.11 to 11.11	5,070	0.00 to 0.00	4.69	4.79 to 4.79
	2022	496	10.60 to 10.60	5,266	0.00 to 0.00	1.30	1.34 to 1.34
	2021	342	10.46 to 10.46	3,583	0.00 to 0.00	0.00	0.00 to 0.00
	2020	445	10.46 to 10.46	4,660	0.00 to 0.00	0.49	0.33 to 0.33

Opportunistic Fixed Income Trust Series I(*)	2024	5	26.01 to 26.01	122	0.00 to 0.00	3.26	-0.32 to -0.32
	2023	5	26.10 to 26.10	141	0.00 to 0.00	2.59	8.23 to 8.23
	2022	6	24.11 to 24.11	142	0.00 to 0.00	2.69	-11.12 to -11.12
	2021	6	27.13 to 27.13	170	0.00 to 0.00	2.69	-2.02 to -2.02
	2020	6	27.69 to 27.69	177	0.00 to 0.00	3.95	13.80 to 13.80

Opportunistic Fixed Income Trust Series NAV(*)	2024	45	37.35 to 37.35	1,679	0.00 to 0.00	3.33	-0.27 to -0.27
	2023	42	37.45 to 37.45	1,573	0.00 to 0.00	3.02	8.21 to 8.21
	2022	33	34.61 to 34.61	1,154	0.00 to 0.00	2.81	-10.96 to -10.96
	2021	33	38.87 to 38.87	1,282	0.00 to 0.00	2.93	-2.06 to -2.06
	2020	32	39.68 to 39.68	1,274	0.00 to 0.00	4.03	13.90 to 13.90

Real Estate Securities Trust Series I(*)	2024	2	90.54 to 90.54	186	0.00 to 0.00	2.15	10.71 to 10.71
	2023	2	81.78 to 81.78	177	0.00 to 0.00	2.26	13.02 to 13.02

64 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Real Estate Securities Trust Series I(*)	2022	2	$ 72.36 to $ 72.36	$157	0.00 % to 0.00%	1.10%	-28.51 % to -28.51%
	2021	2	101.22 to 101.22	232	0.00 to 0.00	1.46	46.78 to 46.78
	2020	2	68.95 to 68.95	166	0.00 to 0.00	2.08	-5.64 to -5.64

Real Estate Securities Trust Series NAV(*)	2024	11	252.08 to 252.08	2,694	0.00 to 0.00	2.19	10.79 to 10.79
	2023	11	227.53 to 227.53	2,527	0.00 to 0.00	2.41	13.06 to 13.06
	2022	10	201.24 to 201.24	1,970	0.00 to 0.00	1.18	-28.45 to -28.45
	2021	10	281.26 to 281.26	2,756	0.00 to 0.00	1.54	46.80 to 46.80
	2020	10	191.60 to 191.60	1,866	0.00 to 0.00	2.17	-5.58 to -5.58

Science & Technology Trust Series I(*)	2024	7	84.53 to 84.53	615	0.00 to 0.00	0.00	37.90 to 37.90
	2023	9	61.30 to 61.30	550	0.00 to 0.00	0.00	54.68 to 54.68
	2022	10	39.63 to 39.63	399	0.00 to 0.00	0.00	-35.67 to -35.67
	2021	10	61.61 to 61.61	646	0.00 to 0.00	0.00	8.53 to 8.53
	2020	10	56.77 to 56.77	558	0.00 to 0.00	0.00	57.46 to 57.46

Science & Technology Trust Series NAV(*)	2024	60	141.75 to 141.75	8,491	0.00 to 0.00	0.00	37.98 to 37.98
	2023	72	102.73 to 102.73	7,416	0.00 to 0.00	0.00	54.73 to 54.73
	2022	73	66.39 to 66.39	4,840	0.00 to 0.00	0.00	-35.64 to -35.64
	2021	75	103.16 to 103.16	7,716	0.00 to 0.00	0.00	8.58 to 8.58
	2020	76	95.00 to 95.00	7,240	0.00 to 0.00	0.00	57.58 to 57.58

Select Bond Trust Series I(*)	2024	2	12.95 to 12.95	25	0.00 to 0.00	3.64	1.83 to 1.83
	2023	2	12.71 to 12.71	24	0.00 to 0.00	3.18	6.10 to 6.10
	2022	3	11.98 to 11.98	33	0.00 to 0.00	3.02	-14.20 to -14.20
	2021	3	13.97 to 13.97	39	0.00 to 0.00	2.78	-1.19 to -1.19
	2020	3	14.14 to 14.14	41	0.00 to 0.00	3.39	9.08 to 9.08

Select Bond Trust Series NAV(*)	2024	112	13.03 to 13.03	1,463	0.00 to 0.00	3.68	1.89 to 1.89
	2023	104	12.79 to 12.79	1,331	0.00 to 0.00	3.30	6.15 to 6.15
	2022	101	12.05 to 12.05	1,215	0.00 to 0.00	3.08	-14.16 to -14.16
	2021	101	14.04 to 14.04	1,419	0.00 to 0.00	2.90	-1.15 to -1.15
	2020	100	14.20 to 14.20	1,417	0.00 to 0.00	3.12	9.13 to 9.13

Short Term Government Income Trust Series I(*)	2024	11	11.47 to 11.47	120	0.00 to 0.00	0.83	2.66 to 2.66
	2023	11	11.17 to 11.17	127	0.00 to 0.00	1.43	3.92 to 3.92
	2022	12	10.75 to 10.75	134	0.00 to 0.00	1.47	-6.49 to -6.49
	2021	13	11.49 to 11.49	150	0.00 to 0.00	1.78	-1.59 to -1.59
	2020	13	11.68 to 11.68	146	0.00 to 0.00	1.70	3.60 to 3.60

Short Term Government Income Trust Series NAV(*)	2024	73	11.55 to 11.55	841	0.00 to 0.00	0.90	2.80 to 2.80
	2023	74	11.24 to 11.24	826	0.00 to 0.00	1.89	3.87 to 3.87
	2022	62	10.82 to 10.82	669	0.00 to 0.00	1.53	-6.43 to -6.43
	2021	63	11.56 to 11.56	725	0.00 to 0.00	1.84	-1.53 to -1.53
	2020	61	11.74 to 11.74	720	0.00 to 0.00	1.76	3.65 to 3.65

Small Cap Index Trust Series I(*)	2024	3	66.56 to 66.56	192	0.00 to 0.00	0.44	10.84 to 10.84
	2023	3	60.05 to 60.05	208	0.00 to 0.00	1.22	16.50 to 16.50
	2022	4	51.55 to 51.55	187	0.00 to 0.00	1.02	-20.65 to -20.65
	2021	4	64.97 to 64.97	237	0.00 to 0.00	0.57	14.49 to 14.49
	2020	4	56.74 to 56.74	215	0.00 to 0.00	1.44	19.29 to 19.29

Small Cap Index Trust Series NAV(*)	2024	75	53.34 to 53.34	4,023	0.00 to 0.00	0.51	10.87 to 10.87
	2023	79	48.11 to 48.11	3,793	0.00 to 0.00	1.30	16.52 to 16.52
	2022	78	41.29 to 41.29	3,237	0.00 to 0.00	1.06	-20.63 to -20.63
	2021	83	52.02 to 52.02	4,333	0.00 to 0.00	0.66	14.59 to 14.59
	2020	81	45.40 to 45.40	3,670	0.00 to 0.00	1.61	19.32 to 19.32

Small Cap Opportunities Trust Series I(*)	2024	2	89.19 to 89.19	194	0.00 to 0.00	0.55	8.58 to 8.58
	2023	2	82.14 to 82.14	181	0.00 to 0.00	0.41	18.05 to 18.05
	2022	2	69.58 to 69.58	154	0.00 to 0.00	0.51	-10.07 to -10.07
	2021	2	77.37 to 77.37	172	0.00 to 0.00	0.49	31.10 to 31.10
	2020	2	59.02 to 59.02	132	0.00 to 0.00	0.73	9.88 to 9.88

Small Cap Opportunities Trust Series NAV(*)	2024	57	44.14 to 44.14	2,509	0.00 to 0.00	0.61	8.64 to 8.64
	2023	58	40.63 to 40.63	2,368	0.00 to 0.00	0.48	18.12 to 18.12
	2022	51	34.40 to 34.40	1,768	0.00 to 0.00	0.56	-10.04 to -10.04
	2021	53	38.24 to 38.24	2,040	0.00 to 0.00	0.56	31.16 to 31.16
	2020	51	29.15 to 29.15	1,495	0.00 to 0.00	0.86	9.93 to 9.93

Small Cap Stock Trust Series I(*)	2024	2	58.40 to 58.40	130	0.00 to 0.00	0.00	11.64 to 11.64
	2023	2	52.31 to 52.31	117	0.00 to 0.00	0.00	16.11 to 16.11
	2022	2	45.05 to 45.05	90	0.00 to 0.00	0.00	-31.12 to -31.12
	2021	2	65.40 to 65.40	127	0.00 to 0.00	0.00	1.20 to 1.20
	2020	1	64.63 to 64.63	54	0.00 to 0.00	0.00	51.55 to 51.55

Small Cap Stock Trust Series NAV(*)	2024	38	69.57 to 69.57	2,625	0.00 to 0.00	0.00	11.55 to 11.55
	2023	39	62.37 to 62.37	2,413	0.00 to 0.00	0.00	16.32 to 16.32

65 of 68

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,					For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Small Cap Stock Trust Series NAV(*)	2022		37	$ 53.62 to $ 53.62	$1,983	0.00 % to 0.00%	0.00	-31.13 % to -31.13%
	2021		40	77.86 to 77.86	3,083	0.00 to 0.00	0.00	1.27 to 1.27
	2020		38	76.89 to 76.89	2,959	0.00 to 0.00	0.00	51.62 to 51.62

Small Cap Value Trust Series I(*)	2024		1	43.62 to 43.62	29	0.00 to 0.00	0.71	5.93 to 5.93
	2023		1	41.18 to 41.18	29	0.00 to 0.00	0.39	14.01 to 14.01
	2022		1	36.12 to 36.12	27	0.00 to 0.00	0.87	-10.24 to -10.24
	2021		1	40.24 to 40.24	31	0.00 to 0.00	0.51	26.18 to 26.18
	2020		1	31.89 to 31.89	26	0.00 to 0.00	1.07	-6.70 to -6.70

Small Cap Value Trust Series NAV(*)	2024		21	123.28 to 123.28	2,635	0.00 to 0.00	0.77	6.01 to 6.01
	2023		21	116.29 to 116.29	2,454	0.00 to 0.00	0.44	14.07 to 14.07
	2022		21	101.95 to 101.95	2,135	0.00 to 0.00	0.87	-10.25 to -10.25
	2021		24	113.59 to 113.59	2,716	0.00 to 0.00	0.56	26.30 to 26.30
	2020		25	89.94 to 89.94	2,253	0.00 to 0.00	1.20	-6.68 to -6.68

Small Company Value Trust Series I(*)	2024		1	82.81 to 82.81	98	0.00 to 0.00	0.55	10.20 to 10.20
	2023		1	75.15 to 75.15	95	0.00 to 0.00	0.26	13.49 to 13.49
	2022		1	66.22 to 66.22	92	0.00 to 0.00	0.00	-18.73 to -18.73
	2021		1	81.49 to 81.49	122	0.00 to 0.00	0.30	22.70 to 22.70
	2020		2	66.41 to 66.41	106	0.00 to 0.00	0.30	9.25 to 9.25

Small Company Value Trust Series NAV(*)	2024		28	47.57 to 47.57	1,336	0.00 to 0.00	0.61	10.32 to 10.32
	2023		28	43.12 to 43.12	1,187	0.00 to 0.00	0.33	13.52 to 13.52
	2022		32	37.99 to 37.99	1,208	0.00 to 0.00	0.00	-18.70 to -18.70
	2021		24	46.72 to 46.72	1,120	0.00 to 0.00	0.36	22.81 to 22.81
	2020		25	38.04 to 38.04	945	0.00 to 0.00	0.35	9.25 to 9.25

Strategic Income Opportunities Trust Series I(*)	2024		7	33.34 to 33.34	239	0.00 to 0.00	2.75	3.11 to 3.11
	2023		7	32.34 to 32.34	230	0.00 to 0.00	3.79	7.37 to 7.37
	2022		7	30.12 to 30.12	210	0.00 to 0.00	3.46	-10.06 to -10.06
	2021		7	33.49 to 33.49	248	0.00 to 0.00	3.37	0.90 to 0.90
	2020		7	33.19 to 33.19	241	0.00 to 0.00	1.72	8.59 to 8.59

Strategic Income Opportunities Trust Series NAV(*)	2024		124	24.87 to 24.87	3,082	0.00 to 0.00	2.80	3.16 to 3.16
	2023		121	24.11 to 24.11	2,925	0.00 to 0.00	3.75	7.54 to 7.54
	2022		104	22.42 to 22.42	2,329	0.00 to 0.00	3.56	-10.05 to -10.05
	2021		104	24.92 to 24.92	2,603	0.00 to 0.00	3.50	0.95 to 0.95
	2020		99	24.69 to 24.69	2,439	0.00 to 0.00	1.77	8.61 to 8.61

TOPS Aggressive Growth ETF Portfolio - Class 2	2024		136	21.79 to 21.79	2,967	0.00 to 0.00	1.49	11.98 to 11.98
	2023	(g)	7	19.46 to 19.46	142	0.00 to 0.00	1.13	17.37 to 17.37

TOPS Balanced ETF Portfolio - Class 2	2024	(g)	1	15.40 to 15.40	9	0.00 to 0.00	2.10	6.86 to 6.86

TOPS Growth ETF Portfolio - Class 2	2024		1	21.12 to 21.12	23	0.00 to 0.00	1.39	10.79 to 10.79
	2023		0	19.06 to 19.06	8	0.00 to 0.00	1.30	16.08 to 16.08
	2022		0	16.42 to 16.42	7	0.00 to 0.00	2.53	-14.70 to -14.70

TOPS Moderate Growth ETF Portfolio - Class 2	2024		8	16.18 to 16.18	130	0.00 to 0.00	1.83	8.84 to 8.84
	2023		9	14.86 to 14.86	128	0.00 to 0.00	2.23	13.48 to 13.48
	2022		6	13.10 to 13.10	78	0.00 to 0.00	0.00	-12.90 to -12.90

Total Bond Market Series Trust NAV(*)	2024		75	26.35 to 26.35	1,969	0.00 to 0.00	3.10	1.14 to 1.14
	2023		68	26.05 to 26.05	1,773	0.00 to 0.00	2.77	5.28 to 5.28
	2022		64	24.74 to 24.74	1,592	0.00 to 0.00	2.69	-13.36 to -13.36
	2021		66	28.56 to 28.56	1,879	0.00 to 0.00	2.71	-1.86 to -1.86
	2020		47	29.10 to 29.10	1,372	0.00 to 0.00	2.62	7.38 to 7.38

Total Stock Market Index Trust Series I(*)	2024		3	73.47 to 73.47	249	0.00 to 0.00	0.46	23.48 to 23.48
	2023		4	59.50 to 59.50	259	0.00 to 0.00	1.06	25.53 to 25.53
	2022		5	47.40 to 47.40	218	0.00 to 0.00	1.05	-20.41 to -20.41
	2021		5	59.56 to 59.56	299	0.00 to 0.00	1.07	24.45 to 24.45
	2020		5	47.86 to 47.86	261	0.00 to 0.00	1.80	21.44 to 21.44

Total Stock Market Index Trust Series NAV(*)	2024		56	245.97 to 245.97	13,784	0.00 to 0.00	0.54	23.53 to 23.53
	2023		60	199.12 to 199.12	11,897	0.00 to 0.00	1.14	25.58 to 25.58
	2022		60	158.56 to 158.56	9,494	0.00 to 0.00	1.14	-20.34 to -20.34
	2021		60	199.04 to 199.04	11,918	0.00 to 0.00	1.19	24.51 to 24.51
	2020		55	159.85 to 159.85	8,829	0.00 to 0.00	2.00	21.50 to 21.50

Ultra Short Term Bond Trust Series I(*)	2024		46	11.68 to 11.68	536	0.00 to 0.00	1.56	4.96 to 4.96
	2023		49	11.13 to 11.13	540	0.00 to 0.00	2.81	4.59 to 4.59
	2022		51	10.64 to 10.64	546	0.00 to 0.00	1.45	-0.85 to -0.85
	2021		54	10.73 to 10.73	575	0.00 to 0.00	1.86	-0.46 to -0.46
	2020		56	10.78 to 10.78	609	0.00 to 0.00	1.86	1.46 to 1.46

Ultra Short Term Bond Trust Series NAV(*)	2024		110	11.78 to 11.78	1,291	0.00 to 0.00	1.88	5.02 to 5.02

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Ultra Short Term Bond Trust Series NAV(*)	2023	50	$ 11.22 to $ 11.22	$561	0.00 % to 0.00%	2.96%	4.74 % to 4.74%
	2022	56	10.71 to 10.71	598	0.00 to 0.00	1.44	-0.87 to -0.87
	2021	49	10.80 to 10.80	528	0.00 to 0.00	1.95	-0.41 to -0.41
	2020	53	10.85 to 10.85	571	0.00 to 0.00	2.01	1.62 to 1.62

(*) Sub-account that invests in affiliated Trust .

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b) These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account”. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e) Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series I.

(f) Renamed on May 30, 2024. Previously known as Emerging Markets Value Trust Series NAV.

(g) Sub-account available in prior year but no activity.

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2024

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

10. Operating Segments

In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Head of US Insurance. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

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